UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement, dated as of March 11, 2022 (the “Stipulation”) is entered into, by, and among: (i) Plaintiffs in the above-captioned stockholder derivative action (Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ) (the “Southern District Action”) pending in the United States District Court for the Southern District of Ohio (the “Southern District of Ohio,” the “Southern District Court,” or the “Court”): Co-Lead Plaintiffs Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Additional Plaintiff Massachusetts Laborers Pension Fund (collectively, the “Southern District Plaintiffs”); (ii) Plaintiffs in the stockholder derivative action captioned Miller, et al. v. Anderson, et al., Case No. 5:20-cv-1743-JRA (the “Northern District Action”), pending in the United States District Court for the Northern District of Ohio (the “Northern District of Ohio” or the “Northern Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 2 of 125 PAGEID #: 2483 Exhibit 99.1

2 District Court”): Plaintiff-Intervenors Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Massachusetts Laborers Pension Fund, and individual Plaintiff Jennifer L. Miller (collectively, the “Northern District Plaintiffs,” and together with the Southern District Plaintiffs, “Federal Plaintiffs”); (iii) Plaintiffs in the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07-2107 (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”), pending in the Summit County Court of Common Pleas (the “Ohio State Court”): John Gendrich and Robert Sloan (the “Ohio State Court Plaintiffs,” and together with the Southern District Plaintiffs and the Northern District Plaintiffs, “Plaintiffs”); (iv) Defendants in the Actions: Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Samuel L. Belcher, Bennett L. Gaines, Christine L. Walker, Gary Benz, Jason L. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Dennis M. Chack, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, K. Jon Taylor, Ebony Yeboah- Amankwah, Eileen Mikkelsen, and Justin Biltz (collectively, “Defendants” or the “Individual Defendants”); (v) Nominal Defendant FirstEnergy Corp. and all of its affiliates (“FirstEnergy” or the “Company”); and (vi) the Special Litigation Committee of the Board of Directors of FirstEnergy (the “SLC,” and together with Plaintiffs, Defendants, and the Company, the “Settling Parties”). Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 3 of 125 PAGEID #: 2484

3 Subject to the approval of the Court and the terms and conditions expressly provided herein, this Stipulation is intended to fully, finally, and forever compromise, settle, release, resolve, and dismiss with prejudice the Actions and all claims asserted therein. WHEREAS: On July 21, 2020, the Ohio Speaker of the House Larry Householder (“Householder”) and four other individuals not parties to the Actions were arrested as part of an investigation of an alleged $60 million racketeering and bribery scheme. On July 30, 2020, a federal grand jury indicted Householder, the four other individuals, and 501(c)(4) entity Generation Now in an alleged federal racketeering conspiracy involving approximately $60 million in bribes to pass and uphold a billion-dollar nuclear plant bailout. On July 22, 2021, FirstEnergy entered into a deferred prosecution agreement (“DPA”) with the United States Department of Justice (“DOJ”) to resolve allegations that the Company participated in an alleged bribery scheme. In conjunction with the DPA, FirstEnergy agreed to pay a $230 million fine for its role in the alleged bribery scheme. The Southern District Action: On September 9, 2020, Plaintiff Employees Retirement System of the City of St. Louis (“ERS”) commenced a stockholder derivative action captioned as Employees Retirement System of the City of St. Louis v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Justin Biltz, Michael J. Dowling, James F. Pearson, Steven E. Strah, K. Jon Taylor, Robert Reffner, and Ebony Yeboah-Amankwah Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 4 of 125 PAGEID #: 2485

4 asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. On September 30, 2020, Plaintiff Electrical Workers Pension Fund, Local 103, I.B.E.W. (“Local 103”) commenced a stockholder derivative action captioned as Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Anderson, et al., Case No. 2:20-cv-05128-ALM-KAJ (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, James F. Pearson, Steven E. Strah, and K. Jon Taylor asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. On October 5, 2020, Plaintiff Massachusetts Laborers Pension Fund (“MLPF”) commenced a stockholder derivative action captioned as Massachusetts Laborers Pension Fund v. Jones, et al., Case No. 2:20-cv-05237-SDM-CMV (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Justin Biltz, Michael J. Dowling, James F. Pearson, Steven E. Strah, K. Jon Taylor, Robert Reffner, Ebony Yeboah-Amankwah, and John Does 1-50 asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. On October 2, 2020, Plaintiffs ERS and Local 103 filed a Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co- Lead Counsel. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 5 of 125 PAGEID #: 2486

5 On October 23, 2020, Interested Party City of Philadelphia Board of Pensions and Retirement (“City of Philadelphia”) filed a cross-motion for Consolidation, Appointment of Lead Plaintiff, and Appointment of Lead Counsel, in opposition to the Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co- Lead Counsel. On November 3, 2020, Plaintiffs ERS and Local 103 filed a Memorandum of Law in Further Support of the Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co-Lead Counsel, and in Opposition to the Competing Motion. On November 6, 2020, Plaintiff MLPF filed a Motion for Joinder in Support of Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co-Lead Counsel. On November 6, 2020, City of Philadelphia filed a Reply in Further Support of Its Motion for Consolidation, Appointment of Lead Plaintiff, and Appointment of Lead Counsel. On November 16, 2020, the Southern District Court issued an Opinion and Order appointing Plaintiffs ERS and Local 103 Co-Lead Plaintiffs, and appointing Saxena White P.A. and Bernstein Litowitz Berger & Grossmann LLP Co-Lead Counsel. Further, Massachusetts Laborers Pension Fund served as Additional Plaintiff, represented by Cohen Milstein Sellers & Toll PLLC. On November 19, 2020, Defendants filed a Motion to Stay the Southern District Action (the “November 19, 2020 Motion to Stay”). Southern District Plaintiffs filed a Brief in Opposition to Defendants’ November 19, 2020 Motion to Stay on December 4, 2020. Defendants filed a Reply in Support of their November 19, 2020 Motion to Stay on December 11, 2020. The Southern Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 6 of 125 PAGEID #: 2487

6 District Court issued an Opinion and Order denying Defendants’ Motion to Stay on December 21, 2020. On January 19, 2021, Defendants filed a Motion to Enforce Stay of Discovery pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Southern District Plaintiffs filed a Notice of Non-Opposition to Defendants’ Motion to Enforce Stay of Discovery pursuant to the PSLRA on January 29, 2021, in light of the Motion to Dismiss briefing schedule. The Southern District Court granted Defendants’ Motion to Enforce Stay of Discovery pursuant to the PSLRA on February 4, 2021. On January 25, 2021, Southern District Plaintiffs filed the Consolidated Verified Shareholder Derivative Complaint on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Michael J. Dowling, James F. Pearson, Robert Reffner, Ebony Yeboah-Amankwah, Steven E. Strah, and K. Jon Taylor asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. On February 24, 2021, Defendants filed their Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint. On March 24, 2021, Southern District Plaintiffs filed their Opposition to Defendants’ Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint. Defendants filed Replies in Support of their Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint on April 14, 2021. The Southern District Court denied Defendants’ Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint on May 11, 2021. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 7 of 125 PAGEID #: 2488

7 On May 28, 2021, Defendants filed a Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b). Southern District Plaintiffs filed their Opposition to Defendants’ Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) on June 21, 2021. Defendants filed a Reply in Support of their Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) on July 6, 2021. On June 14, 2021, the Southern District Court issued an order lifting the PSLRA stay and noted that discovery may commence. On June 24, 2021, Defendants filed their Answers to the Consolidated Verified Shareholder Derivative Complaint. On June 30, 2021, Nominal Defendant FirstEnergy Corp. announced the formation of the SLC, effective July 1, 2021. On July 1, 2021, Magistrate Judge Kimberly A. Jolson issued a notation order directing the SLC to file any motion to stay by July 21, 2021. On July 20, 2021, the SLC filed its Motion to Stay. On August 9, 2021, the SLC withdrew the Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) as to Nominal Defendant First Energy. On August 10, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s Motion to Stay. On August 24, 2021, the SLC filed its Reply in Support of its Motion to Stay. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 8 of 125 PAGEID #: 2489

8 On October 5, 2021, the parties entered into a Joint Protocol for Production of Documents and Electronically Stored Information. On October 5, 2021, Southern District Plaintiffs contacted the Southern District Court to request a status conference to obtain documents previously produced to the DOJ. On October 7, 2021, a status conference was held before Magistrate Judge Kimberly A. Jolson. Judge Jolson entered an order staying discovery for fourteen days to allow the Southern District Court to rule on the SLC’s then-pending Motion to Stay. On October 20, 2021, the Southern District Court issued an Opinion and Order denying the SLC’s Motion to Stay, and noting that “[d]iscovery shall commence without further delay.” On October 22, 2021, the SLC filed a Notice of Appeal of the Southern District Court’s Opinion and Order denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine. On October 25, 2021, Southern District Plaintiffs again requested a status conference before Magistrate Judge Jolson concerning discovery issues. On October 27, 2021, another status conference was held before Magistrate Judge Kimberly A. Jolson at the Southern District Plaintiffs’ request. During that status conference, the Court noted that discovery is open and instructed Defendants to produce documents previously produced to the DOJ. On October 29, 2021, the SLC filed a Motion to Stay Pending the Outcome of Appellate Proceedings. On November 9, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 9 of 125 PAGEID #: 2490

9 On November 12, 2021, the SLC filed its Reply in Support of the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings. On November 12, 2021, the Southern District Court issued an Opinion and Order denying the Individual Defendants’ Motion to Certify Order for Interlocutory Appeal pursuant to 28 U.S.C. §1292(b). As described in greater detail below (under “Sixth Circuit Proceedings”), the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings was mooted by the Sixth Circuit’s December 16, 2021 order granting Southern District Plaintiffs’ Motions to Dismiss the Northern District Appeal and the Southern District Appeal, and dismissing the mandamus petitions. The Northern District Action: On August 7, 2020 Jennifer Miller (“Miller”) commenced a stockholder derivative action captioned as Miller, et al., v. Anderson et al., Case No. 5:20-cv-01743-JRA (N.D. Ohio) on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, and Ebony Yeboah-Amankwah asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. On October 5, 2020, Plaintiffs ERS and Local 103 (“Intervenor Plaintiffs”) filed a Motion to Intervene and Transfer the Northern District Action to the United States District Court for the Southern District of Ohio. Defendants filed their Opposition to Plaintiffs ERS and Local 103’s Motion to Intervene and Transfer on October 9, 2020. Plaintiffs ERS and Local 103 filed a Reply in Further Support of their Motion to Intervene and Transfer the Northern District Action to the Southern District Court on October 16, 2020. The Northern District Court granted the Intervenor Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 10 of 125 PAGEID #: 2491

10 Plaintiffs’ Motion as to intervention but denied the Motion as to transfer to the Southern District of Ohio on May 13, 2021. Plaintiffs ERS and Local 103 and additional Plaintiff MLPF filed their Intervenors’ Verified Shareholder Derivative Complaint on June 3, 2021. Defendants filed their Motions to Dismiss Intervenors’ Verified Shareholder Derivative Complaint on June 17, 2021. Intervenor Plaintiffs filed their Opposition to Defendants’ Motions to Dismiss Intervenors’ Verified Shareholder Derivative Complaint on July 19, 2021. On July 20, 2021, the SLC filed its Motion to Stay in the Northern District Action. Intervenor Plaintiffs filed their opposition to the SLC’s Motion to Stay on August 10, 2021. The SLC filed its reply in further support of its Motion to Stay on August 24, 2021. On September 16, 2021, the Northern District Court issued an Order and Decision denying Defendants’ Motions to Dismiss and the SLC’s Motion to Stay. On September 30, 2021, the Northern District Court designated the Intervenor Plaintiffs’ Verified Shareholder Derivative Complaint as the Operative Complaint, but held in abeyance Intervenor Plaintiffs’ Motion for Appointment as Lead Plaintiffs and Appointment of their Counsel as Lead Counsel. On October 25, 2021, Intervenor Plaintiffs served a Settlement Demand on Defendants pursuant to the Northern District Court’s September 16, 2021, Case Management Conference Scheduling Order (“the Case Management Conference Scheduling Order”). On November 1, 2021, Defendants responded to Intervenor Plaintiffs’ Settlement Demand pursuant to the Case Management Conference Scheduling Order. On December 15-17, 2021, the parties filed their Settlement Demands and Responses on the Northern District Docket, under seal. On November 8, 2021, a Case Management Conference was held in Akron, Ohio. A Case Management Plan was entered on November 9, 2021. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 11 of 125 PAGEID #: 2492

11 On November 22, 2021, Federal Plaintiffs, Defendants, and the Nominal Defendant submitted a Joint Proposed Stipulated Discovery Order stipulating that all written discovery (including discovery served prior to the filing of the Stipulated Discovery Order), depositions, expert disclosures and reports, and documents produced would be coordinated between the Southern District Action and the Northern District Action to avoid duplication and waste of the resources of the parties, the courts, and third parties. Pursuant to the Case Management Plan, Federal Plaintiffs, Defendants, and the Nominal Defendant filed a deposition schedule on December 3, 2021. Subsequently, two telephonic status conferences were held on January 10, 2022 and January 28, 2022. The Sixth Circuit Proceedings: On September 16, 2021, the SLC filed a Notice of Appeal of the Northern District Court’s Order and Decision denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine (the “Northern District Appeal”). On September 23, 2021, Northern District Plaintiffs filed their Motion to Dismiss the Northern District Appeal for Lack of Jurisdiction. On October 4, 2021, the SLC filed its Response to Plaintiffs-Appellants’ Motion to Dismiss the Northern District Appeal. On October 12, 2021, Northern District Plaintiffs filed their Reply in Support of their Motion to Dismiss the Northern District Appeal for Lack of Jurisdiction. On October 22, 2021, the SLC filed a Notice of Appeal of the Southern District Court’s Opinion and Order denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine (the “Southern District Appeal”). Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 12 of 125 PAGEID #: 2493

12 On November 2, 2021, Southern District Plaintiffs filed their Motion to Dismiss the Southern District Appeal for Lack of Jurisdiction. On November 8, 2021, the SLC filed Writs of Mandamus against Chief Judge Algenon L. Marbley of the Southern District of Ohio and Judge John R. Adams of the Northern District of Ohio. On November 12, 2021, the SLC filed its Response to Plaintiffs-Appellants’ Motion to Dismiss the Southern District Appeal. On November 16, 2021, the SLC filed a motion to consolidate the Southern District Appeal and the Northern District Appeal, to expedite the appellate briefing schedule, and to stay district court proceedings pending the outcome of the appeals. On November 19, 2021, Southern District Plaintiffs filed their Reply in Support of their Motion to Dismiss the Southern District Appeal for Lack of Jurisdiction. On November 26, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s motion to consolidate, expedite briefing schedule, and stay district court proceedings pending the outcome of the appeals. On December 3, 2021, the SLC filed a Reply in Support of its Motion to Expedite, Consolidate, and Stay. On December 16, 2021, the United States District Court of Appeals for the Sixth Circuit granted Federal Plaintiffs’ Motions to Dismiss for lack of jurisdiction the Southern District and Northern District Appeals, and denied the SLC’s petitions for a writ of mandamus. The State Court Action: On July 26, 2020 and July 31, 2020, Ohio State Court Plaintiffs separately initiated stockholder derivative actions on behalf of Nominal Defendant FirstEnergy in the Ohio State Court, captioned Gendrich v. Anderson, et al., No. CV-2020-07-2107 (Summit Cnty. Court of Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 13 of 125 PAGEID #: 2494

13 Common Pleas) (“Gendrich Action”), and Sloan v. Anderson, et al., No. CV-2020-08-2161 (Summit Cnty. Court of Common Pleas) (“Sloan Action”), respectively. On September 8, 2020, the Gendrich Action and the Sloan Action were consolidated by court Order under the caption Gendrich v. Anderson, et al., No. CV-2020-07-2107, and thereafter, on September 23, 2020, Johnson Fistel, LLP and Connick Law, LLC, were appointed Co-Lead Counsel in the State Court Action. On September 22, 2020, Ohio State Court Plaintiffs sent a stockholder inspection demand for books and records under Ohio Statute § 1701.37(C) to the board of directors of the Company. By letter dated October 14, 2020, that inspection demand was declined. On September 22, 2020, Ohio State Court Plaintiffs issued a public records request to the Ohio Attorney General’s Office and a request for records under the Freedom of Information Act to the U.S. Department of Justice. Thereafter, Ohio State Court Plaintiffs’ counsel continued to engage in written correspondence in furtherance of the public records request with the Ohio Attorney General’s Office. On November 9, 2020, Ohio State Court Plaintiffs filed a consolidated complaint alleging derivative claims against Defendants for breach of fiduciary duties based on, inter alia, participation in the alleged criminal bribery scheme, unjust enrichment, and insider selling, as well as claims for civil conspiracy, contribution and indemnification, and civil liability for criminal acts. On January 8, 2021, certain Defendants moved to dismiss the Ohio State Court Plaintiffs’ consolidated complaint. On March 9, 2021, the Ohio State Court Plaintiffs filed their opposition to the motion to dismiss. On April 8, 2021, defendants filed their reply in further support of their motion to dismiss. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 14 of 125 PAGEID #: 2495

14 On June 21, 2021, Ohio State Court Plaintiffs served Plaintiffs’ First Request for Production of Documents on Defendants, to which Defendants served their various responses and objections on July 19, 2021, with the exception of defendants Eileen Mikkelsen and Justin Biltz, whose responses and objections were served on August 2, 2021 and August, 9, 2021, respectively. On July 20, 2021, the SLC filed a motion to stay the State Court Action. On August 9, 2021, the SLC withdrew the previously filed motion to dismiss as to Nominal Defendant FirstEnergy while the SLC investigated and evaluated Ohio State Court Plaintiffs’ claims. Ohio State Court Plaintiffs filed their opposition to the SLC’s motion to stay on August 19, 2021, and the SLC filed its reply on August 26, 2021. On November 12, 2021, Ohio State Court Plaintiffs served on Defendants a confidential settlement demand. The Parties Litigate The Actions in Federal Court: On May 28, 2021, Southern District Plaintiffs propounded their First Request for Production of Documents directed to the Individual Defendants and Nominal Defendant FirstEnergy. On June 28, 2021, the Individual Defendants and Nominal Defendant FirstEnergy served their Responses and Objections to Plaintiffs’ First Request for Production of Documents directed to the Individual Defendants and Nominal Defendant FirstEnergy, with the exception of Defendant Yeboah-Amankwah, who served her Responses and Objections to Plaintiffs’ First Request for Production of Documents on July 1, 2021. On September 29, 2021, Southern District Plaintiffs issued a subpoena to non-party PricewaterhouseCoopers (“PwC”) in the Southern District Action (the “Southern District PwC Subpoena”). PwC served its Responses and Objections to the Southern District PwC Subpoena on October 20, 2021. On November 17, 2021, Federal Plaintiffs issued a subpoena to non-party Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 15 of 125 PAGEID #: 2496

15 PwC in the Northern District Action (the “Northern District PwC Subpoena”). PwC served its Responses and Objections to the Northern District PwC Subpoena on December 1, 2021. On December 2, 2021, Federal Plaintiffs propounded their First Request for Production of Documents to Defendant Chack. Chack served his Responses and Objections to Plaintiffs’ First Request for Production of Documents on January 3, 2022. Federal Plaintiffs propounded their Second Request for Production of Documents to FirstEnergy on December 10, 2021. FirstEnergy served its Objections and Responses to Plaintiffs’ Second Request for Production of Documents on January 10, 2022. Federal Plaintiffs propounded their Second Request for Production of Documents to the Individual Defendants on December 15, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ Second Request for Production of Documents on January 14, 2022. Federal Plaintiffs propounded their First Set of Interrogatories Directed to FirstEnergy on December 15, 2021. FirstEnergy served its Responses and Objections to Plaintiffs’ First Set of Interrogatories Directed to FirstEnergy on January 14, 2022. Federal Plaintiffs propounded their First Set of Interrogatories Directed to the Individual Defendants on December 17, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ First Set of Interrogatories Directed to the Individual Defendants on January 18, 2022. Federal Plaintiffs propounded their Third Request for Production of Documents to the Individual Defendants on December 17, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ Second Request for Production of Documents on January 18, 2022. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 16 of 125 PAGEID #: 2497

16 Federal Plaintiffs propounded their First Requests for Admission to FirstEnergy, Charles E. Jones, and Michael J. Dowling on December 17, 2021. FirstEnergy, Jones, and Dowling served their Responses and Objections to Plaintiffs’ First Requests for Admission on January 18, 2022. On December 6, 2021, Federal Plaintiffs issued a subpoena to non-party Clearsulting. Clearsulting served its Responses and Objections to Plaintiffs’ subpoena on December 17, 2021. On December 7, 2021, Federal Plaintiffs issued a subpoena to non-party Nathan Cummings Foundation. Nathan Cummings Foundation served its Responses and Objections to Plaintiffs’ subpoena on December 23, 2021. On December 17, 2021, Federal Plaintiffs issued a subpoena to non-party Green Century Capital Management. On January 13, 2022, Federal Plaintiffs issued a subpoena to non-party Verizon. On December 6, 9, and 23, 2021, Federal Plaintiffs subpoenaed certain former directors of FirstEnergy. The former directors of FirstEnergy responded to Plaintiffs’ subpoenas on December 20 and 23, 2021 and January 6, 2022. Federal Plaintiffs negotiated discovery protocols with eighteen different defendants, represented by eight different sets of counsel. FirstEnergy and the Individual Defendants initially objected to the production of documents dated before January 1, 2017 or after Householder’s arrest in July 2020. Ultimately, Federal Plaintiffs obtained agreement of FirstEnergy and the Individual Defendants to produce relevant information dated or created on January 1, 2016 through at least mid-June 2021. Federal Plaintiffs also obtained FirstEnergy’s agreement to search the Company’s custodial ESI for nearly 200 search terms and the Individual Defendants’ agreement to search their custodial ESI for 260 search terms pursuant to the operative search term protocols. Federal Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 17 of 125 PAGEID #: 2498

17 Plaintiffs also obtained Defendants’ agreement to review and produce relevant text messages between each Defendant and 30 counterparties, without the application of search terms. Ultimately, Defendants and non-parties collectively produced, and Federal Plaintiffs reviewed, over 500,000 pages of documents, including all the documents produced to the DOJ in connection with its investigation. In addition to serving offensive discovery, Federal Plaintiffs responded to discovery directed toward Plaintiffs. On December 10, 2021, the Director & Officer Defendants served their First Request for Production, First Set of Interrogatories, and First Request for Admission directed to Plaintiffs. On January 10, 2022, Federal Plaintiffs served their Responses and Objections to the Director & Officer Defendants First Request for Production. On January 18, 2022, Plaintiffs served their Responses and Objections to the Director & Officer Defendants’ First Set of Interrogatories and First Request for Admission directed to Plaintiffs. On December 14, 2021, Defendant Pearson served his First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. On January 13, 2022, Federal Plaintiffs served their Responses and Objections to Pearson’s First Request for Production of Documents directed to Plaintiffs. On January 18, 2022, Federal Plaintiffs served their Responses and Objections to Pearson’s First Set of Interrogatories directed to Plaintiffs. On December 17, 2021, Defendants Chack, Reffner, and Yeboah-Amankwah served their First Requests for Production of Documents and First Sets of Interrogatories directed to Plaintiffs, and Defendant Reffner served his First Requests for Admission directed to Plaintiffs. On January 18, 2022, Federal Plaintiffs served their Responses and Objections to Defendants Chack, Reffner and Yeboah-Amankwah’s First Requests for Production of Documents and First Set of Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 18 of 125 PAGEID #: 2499

18 Interrogatories directed to Plaintiffs. Also on January 18, 2022, Federal Plaintiffs served their Responses and Objections to Reffner’s First Requests for Admission directed to Plaintiffs. On December 23, 2021, Defendant Dowling served his First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. On January 24, 2022, Federal Plaintiffs served their Responses and Objections to Dowling’s First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. The Parties Conduct Arm’s-Length Negotiations To Resolve The Actions: Beginning on December 14, 2021, the Settling Parties engaged in numerous telephonic conversations, including conversations among the Settling Parties and conversations between certain of the Settling Parties and former United States District Court Judge Layn R. Phillips (the “Mediator”). On February 1, 2022, the Settling Parties participated in a full day mediation session before the Mediator. In advance of that session, the Settling Parties exchanged mediation statements, reply statements, and exhibits with the Mediator and among the Settling Parties, which addressed the issues of both liability and damages. In advance of the mediation, the Federal Plaintiffs and the SLC also discussed governance improvements as part of a potential settlement. The session ended without any agreement being reached. Following the mediation, the Settling Parties engaged in additional negotiations under the supervision and guidance of the Mediator. As a result of extensive, arm’s-length negotiations, before, during, and after the mediation session, the Settling Parties reached an agreement in principle to settle the Actions that was memorialized in a Settlement Term Sheet executed on February 9, 2022 (the “Term Sheet”). The Term Sheet set forth, among other things, the Settling Parties’ agreement to resolve the Actions in exchange for (i) a cash payment of $180,000,000.00 (United States Dollars), which, Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 19 of 125 PAGEID #: 2500

19 together with any and all interest earned thereon, and less any Court-approved attorneys’ fees and expenses awarded to Plaintiffs’ Counsel, any service awards awarded to Plaintiffs, and any Taxes, will be paid to the Company and (ii) the corporate governance reforms set forth in Exhibit A thereto (“Reforms”), subject to certain terms and conditions and the execution of a customary “long form” stipulation and agreement of settlement and related papers. The Settlement does not release the Company’s claims for recoupment of compensation from Defendants Jones, Dowling, or Chack, including such claims that the Company is pursuing or may pursue (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their right to oppose and defend against on any and all grounds available and to assert any related claims). This Stipulation (together with the exhibits hereto) reflects the final and binding agreement among the Settling Parties and supersedes the Term Sheet. In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in this Stipulation, counsel for the Settling Parties did not discuss the amount of any application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses until the substantive terms of the Settlement were negotiated at arm’s-length and agreed upon. Plaintiffs brought their claims in good faith and continue to believe that their claims have merit, but based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation, prosecution, and mediation of the Actions, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable, and adequate to the Company and its stockholders. Based on Plaintiffs’ direct oversight of the prosecution of this matter and with the advice of their counsel and outside experts, Plaintiffs have agreed to settle the claims asserted in the Actions pursuant to the terms and provisions of this Stipulation, after considering (a) the significant monetary payment to be made to the Company by insurance policies that were eroding; Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 20 of 125 PAGEID #: 2501

20 (b) the corporate governance reforms provided under the proposed Settlement that could not have been obtained through a verdict; (c) the uncertain outcome, inherent delays, significant cost to the Company and its insurers, and significant risks of continued litigation; and (d) the desirability of permitting the Settlement to be consummated as provided by the terms of this Stipulation. Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal duties, and are entering into this Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. Each of the Settling Parties recognizes and acknowledges that the Actions have been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Actions are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate. NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and among the Settlings Parties through their respective undersigned attorneys and subject to the approval of the Court, that, in consideration of the benefits flowing to the Settling Parties from the Settlement, all Released Plaintiffs’ Claims as against the Released Defendants’ Persons and all Released Defendants’ Claims as against the Released Plaintiffs’ Persons shall be settled and released, upon and subject to the terms and conditions set forth below. CERTAIN DEFINITIONS 1. As used in this Stipulation and all exhibits attached hereto and made a part hereof, the following capitalized terms shall have the following meanings: Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 21 of 125 PAGEID #: 2502

21 (a) “Actions” means the Southern District Action, the Northern District Action, and the Ohio State Court Action. (b) “Complaints” means the Northern District Complaint, the Ohio State Court Complaint, and the Southern District Complaint. (c) “Court” means the United States District Court for the Southern District of Ohio. (d) “Defendants’ Counsel” means: (i) Jones Day, counsel for Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Steven E. Strah, K. Jon Taylor, Samuel L. Belcher, Bennett L. Gaines, Christine L. Walker, Gary Benz, Jason J. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, and George M. Smart; (ii) Baker & Hostetler LLP and Gibson, Dunn & Crutcher LLP, counsel for Defendant Charles E. Jones; (iii) Tucker Ellis LLP, counsel for Defendant Michael J. Dowling; (iv) Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for Defendant Ebony Yeboah-Amankwah; (v) McDermott, Will, & Emery, LLP and Brouse McDowell, counsel for Defendant Robert P. Reffner; (vi) Ballard Spahr LLP, counsel for Defendant James F. Pearson; (vii) Morgan, Lewis & Bockius LLP and Lape Mansfield Nakasian & Gibson LLC, counsel for Defendant Dennis M. Chack (viii) Boies Schiller Flexner LLP, counsel for Eileen Mikkelsen; and (ix) Walter Haverfield LLP, counsel for Justin Biltz. (e) “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in paragraph 22 of this Stipulation have been met and have occurred or have been waived. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 22 of 125 PAGEID #: 2503

22 (f) “Escrow Account” means an account maintained at Citibank, N.A. wherein the Settlement Amount shall be deposited and held in escrow under the control of Co-Lead Counsel in the Southern District Action. (g) “Escrow Agent” means Citibank, N.A. (h) “Federal Plaintiffs” means Southern District Plaintiffs and Northern District Plaintiffs, collectively. (i) “Final” with respect to the Judgment or any other court order means: (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the Judgment or order; or (ii) if there is an appeal from the Judgment or order, (a) the date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise, or (b) the date the Judgment or order is finally affirmed on appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review, and, if certiorari or other form of review is granted, the date of final affirmance following review pursuant to that grant. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final. (j) “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit F, to be entered by the Court approving the Settlement. (k) “Notice” means the Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses, substantially in the form attached hereto as Exhibit D. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 23 of 125 PAGEID #: 2504

23 (l) “Northern District Court” means the United States District Court for the Northern District of Ohio. (m) “Northern District Action” means the stockholder derivative action captioned Miller, et al. v. Anderson et al., Case No. 5:20-cv-1743-JRA, pending in the Northern District of Ohio. (n) “Northern District Complaint” means the Intervenors’ Verified Shareholder Derivative Complaint filed in the Northern District Action on June 3, 2021. (o) “Northern District Plaintiffs” means plaintiff-intervenors Employees Retirement System of the City of St. Louis, Electrical Workers Pension Fund, Local 103, I.B.E.W., and Massachusetts Laborers Pension Fund, and individual plaintiff Jennifer L. Miller. (p) “Ohio State Court” means the Summit County Court of Common Pleas. (q) “Ohio State Court Action” means the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07- 2107, pending in the Ohio State Court. (r) “Ohio State Court Complaint” means the Verified Consolidated Shareholder Derivative Complaint filed in the Ohio State Court Action on November 9, 2020. (s) “Ohio State Court Plaintiffs” means plaintiffs John Gendrich and Robert Sloan. (t) “Notice Costs” means all costs, fees, and expenses related to providing notice of the Settlement. (u) “Plaintiffs” means the Federal Plaintiffs and the Ohio State Court Plaintiffs. (v) “Plaintiffs’ Counsel” means Bernstein Litowitz Berger & Grossmann LLP (“BLB&G”) and Saxena White P.A., Co-Lead Counsel for the Southern District Plaintiffs and Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 24 of 125 PAGEID #: 2505

24 counsel for Plaintiff-Intervenors in the Northern District Action; Cohen Milstein Sellers & Toll PLLC, counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in the Southern District Action and in the Northern District Action; Law Offices of John C. Camillus, liaison counsel for Co-Lead Plaintiffs in the Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action; Edelson Lechtzin LLP and Rosca Scarlato, LLC, counsel for Plaintiff Jennifer L. Miller in the Northern District Action; Johnson Fistel, LLP, Connick Law, LLC, and Law Office of George W. Cochran, counsel for the Ohio State Court Plaintiffs; and all other firms listed in the Complaints. (w) “Released Claims” means each and any of the Released Defendants’ Claims and each and any of the Released Plaintiffs’ Claims. (x) “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement. For avoidance of doubt, Released Defendants’ Claims does not include any claims that Charles Jones, Michael Dowling, and Dennis Chack have or may assert against FirstEnergy, including but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 25 of 125 PAGEID #: 2506

25 (y) “Released Defendants’ Persons” means Defendants, any other individual named as a defendant in any complaint filed in any of the Actions, the Company, the SLC, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), and consultants, experts, and attorneys (provided, however, that consultants, experts and attorneys are only “Released Defendants’ Persons” insofar as they were engaged by Defendants and are not released under this Stipulation if and to the extent that they were engaged by the Company). (z) “Released Plaintiffs’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, local, statutory, regulatory, common, foreign or other law or rule, that Plaintiffs, the Company, or the SLC (i) asserted in the Complaints or (ii) could have asserted on behalf of the Company that in any way are based on, arise from or relate to the allegations, transactions, facts, matters, disclosures or nondisclosures set forth in the Complaints, including but not limited to the conduct, actions, inactions, deliberations, votes, statements or representations of any Released Defendants’ Person. For the avoidance of doubt, this release will not cover, include, or release (i) any direct claims of Plaintiffs or any other FirstEnergy stockholder, including without limitation any direct claims asserted under the federal securities laws, including without limitation claims asserted in In re FirstEnergy Corp. Sec. Litig., Case No. 20-cv-03785-ALM-KAJ (S.D. Ohio) (and all consolidated cases), or direct claims of Plaintiffs or any other FirstEnergy stockholder asserted in any of the related actions or proceedings identified in Exhibit B hereto; (ii) any claims relating to the enforcement of the Settlement; or (iii) any claims of the Company to recoup compensation Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 26 of 125 PAGEID #: 2507

26 from Charles Jones, Michael Dowling, and Dennis Chack (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their right to oppose and defend against on any and all grounds available and to assert any related claims including, but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto). (aa) “Released Plaintiffs’ Persons” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys. (bb) “Released Persons” means each and any of the Released Defendants’ Persons and each and any of the Released Plaintiffs’ Persons. (cc) “Releases” means the releases set forth in paragraphs 8-9 of this Stipulation. (dd) “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit C, to be entered by the Court preliminarily approving the Settlement and directing notice of the Settlement. (ee) “Settlement” means the resolution of the Actions on the terms and conditions set forth in this Stipulation. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 27 of 125 PAGEID #: 2508

27 (ff) “Settlement Fairness Hearing” means the hearing set by the Court to, among other things, consider final approval of the Settlement. (gg) “Settling Parties” means Plaintiffs, Defendants, the Company, and the SLC, on behalf of itself and the Company. (hh) “SLC Counsel” means Debevoise & Plimpton, counsel for the SLC of Nominal Defendant FirstEnergy. (ii) “Southern District Action” means the stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ, pending in the Southern District of Ohio. (jj) “Southern District Court” means the United States District Court for the Southern District of Ohio. (kk) “Southern District Complaint” means the Consolidated Verified Shareholder Derivative Complaint filed in the Southern District Action on January 25, 2021. (ll) “Southern District Plaintiffs” means co-lead plaintiffs Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W., and additional plaintiff Massachusetts Laborers Pension Fund. (mm) “Summary Notice” means the Summary Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses, substantially in the form attached hereto as Exhibit E. (nn) “Taxes” means: (i) all federal, state and/or local taxes of any kind (including any interest or penalties thereon) on any income earned by the Settlement Fund; and (ii) the expenses and costs incurred by Co-Lead Counsel in connection with determining the amount of, Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 28 of 125 PAGEID #: 2509

28 and paying, any taxes owed by the Settlement Fund (including, without limitation, expenses of tax attorneys and accountants). (oo) “Term Sheet” means the Settlement Term Sheet executed by the Settling Parties on February 9, 2022. (pp) “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff, the Company, the SLC, or any other FirstEnergy stockholder does not know or suspect to exist in its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and the SLC shall expressly waive, and each of the other FirstEnergy stockholders shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge, and each of the other FirstEnergy stockholders shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 29 of 125 PAGEID #: 2510

29 SETTLEMENT CONSIDERATION 2. In consideration for the full settlement and release of all Released Plaintiffs’ Claims against the Released Defendants’ Persons and the dismissal with prejudice of the Actions on the terms and conditions set forth in this Stipulation, Defendants, the Company, and the SLC, on behalf of itself and the Company, agree to the following: (a) Monetary Consideration: No later than twenty (20) business days after the later of: (i) entry of an order preliminarily approving the Settlement or (ii) Defendants’ Counsel’s receipt of wiring instructions that include the bank name and ABA routing number, account name and number, and a signed W-9 for the Escrow Account, Defendants shall cause their insurers to pay $180,000,000.00 (United States Dollars) in cash (the “Settlement Amount”) into the Escrow Account. The Settlement Amount plus any and all interest earned thereon (the “Settlement Fund”), less (i) any Court-awarded attorneys’ fees and litigation expenses paid or payable to Plaintiffs’ Counsel, including any service awards paid or payable to Plaintiffs, and/or any reserve to account for any potential future awards to Plaintiffs’ Counsel or Plaintiffs; and (ii) any Taxes with respect to any interest earned on the Settlement Fund while on deposit in the Escrow Account (the “Net Settlement Fund”), shall be paid from the Escrow Account to the Company no later than ten (10) business days after the Effective Date. (b) Corporate Governance Reforms: The Company, acting through its Board of Directors (“Board”), shall implement the corporate governance reforms set forth in Exhibit A hereto (“Reforms”) not later than ten (10) business days following final approval of the Settlement by the Court, unless otherwise specified in Exhibit A hereto. Any agreement to acquire the Company reached within twelve (12) months of the approval of Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 30 of 125 PAGEID #: 2511

30 the Settlement shall be conditioned on the acquirer’s written agreement to maintain the Reforms set forth in the Exhibit A hereto, or functionally equivalent measures, for not less than twenty-four (24) months following the announcement of the acquisition. Unless otherwise specified, each of the provisions of Exhibit A shall remain binding on the Company for no less than five (5) years following the Effective Date. 3. All funds held by the Escrow Agent shall be deemed to be in the custody of the Court and shall remain subject to the jurisdiction of the Court until such time as the funds shall be distributed or returned pursuant to the terms of this Stipulation and/or further order of the Court. The Escrow Agent shall invest any funds in the Escrow Account exclusively in United States Treasury Bills (or a mutual fund invested solely in such instruments) and shall collect and reinvest all interest accrued thereon, except that any residual cash balances up to the amount that is insured by the FDIC may be deposited in any account that is fully insured by the FDIC. In the event that the yield on United States Treasury Bills is negative, in lieu of purchasing such Treasury Bills, all or any portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States. Additionally, if short-term placement of the funds is necessary, all or any portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States. 4. The Settling Parties agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B-1 and that Co-Lead Counsel in the Southern District Action, as administrators of the Settlement Fund within the meaning of Treasury Regulation § 1.468B-2(k)(3), shall be solely responsible for filing or causing to be filed all informational and other tax returns as may be necessary or appropriate (including, without Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 31 of 125 PAGEID #: 2512

31 limitation, the returns described in Treasury Regulation § 1.468B-2(k)) for the Settlement Fund. Co-Lead Counsel in the Southern District Action shall also be responsible for causing payment to be made from the Settlement Fund of any Taxes owed with respect to the Settlement Fund. The Released Defendants’ Persons shall not have any liability or responsibility for any such Taxes. Upon written request, Defendants will provide to Co-Lead Counsel in the Southern District Action the statement described in Treasury Regulation § 1.468B-3(e). Co-Lead Counsel in the Southern District Action, as administrators of the Settlement Fund within the meaning of Treasury Regulation § 1.468B-2(k)(3), shall timely make such elections as are necessary or advisable to carry out this paragraph, including, as necessary, making a “relation back election,” as described in Treasury Regulation § 1.468B-1(j), to cause the Qualified Settlement Fund to come into existence at the earliest allowable date, and shall take or cause to be taken all actions as may be necessary or appropriate in connection therewith. 5. All Taxes shall be paid out of the Settlement Fund, and shall be timely paid, or caused to be paid, by Co-Lead Counsel in the Southern District Action and without further order of the Court. Any tax returns prepared for the Settlement Fund (as well as the election set forth therein) shall be consistent with the previous paragraph and in all events shall reflect that all Taxes on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided herein. BOARD RESOLUTION 6. FirstEnergy hereby acknowledges that the Company’s Board, including all of the non-defendant, independent directors, has approved a resolution reflecting their determination, in a good faith exercise of their business judgment that: (a) Plaintiffs’ litigation and settlement efforts in the Actions are a primary factor in the Board’s agreement to adopt, implement, and maintain Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 32 of 125 PAGEID #: 2513

32 the Reforms; (b) the Reforms confer substantial corporate benefits under Ohio law on the Company and its stockholders; and (c) the Settlement is fair, adequate, reasonable, and in the best interests of the Company and its stockholders. RELEASE OF CLAIMS 7. The obligations incurred pursuant to this Stipulation are in consideration of the full and final disposition of the Actions and the Releases provided for herein. 8. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Plaintiffs, the Company, and the SLC, on behalf of itself and the Company, and the Company’s stockholders shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Plaintiffs’ Claims against each and all of the Released Defendants’ Persons, and shall forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. This Release shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendants’ Persons. 9. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Defendants, the Company, and the SLC, on behalf of itself and the Company, shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Defendants’ Claims against each and all of the Released Plaintiffs’ Persons, and shall forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Defendants’ Claims against any of the Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 33 of 125 PAGEID #: 2514

33 Released Plaintiffs’ Persons. This Release shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Plaintiffs’ Persons. 10. Notwithstanding Paragraphs 8-9 above, nothing in the Judgment shall bar any action by any of the Settling Parties to enforce or effectuate the terms of this Stipulation or the Judgment. PRELIMINARY APPROVAL ORDER AND NOTICE 11. Within three (3) business days of execution of this Stipulation, the Southern District Plaintiffs will move the Southern District of Ohio for preliminary approval of the Settlement, authorization to provide notice of the Settlement, and the scheduling of a hearing for consideration of final approval of the Settlement, which motion shall be unopposed by Defendants, the Company, and the SLC, on behalf of itself and the Company. Concurrently with the motion for preliminary approval, the Southern District Plaintiffs will apply to the Southern District of Ohio for, and Defendants, the Company, and the SLC, on behalf of itself and the Company, will agree to, entry of the Preliminary Approval Order, substantially in the form attached hereto as Exhibit C. 12. In accordance with the terms of the Preliminary Approval Order to be entered by the Court, no later than five (5) business days after the date of entry of the Preliminary Approval Order, the Company (or its successor-in-interest) shall cause: (a) the filing with the SEC of a Current Report on Form 8-K, attaching the Notice, substantially in the form attached hereto as Exhibit D, and this Stipulation (including copies of Exhibits A and E hereto); (b) the publication of the Summary Notice, substantially in the form attached hereto as Exhibit E, once in the Investor’s Business Daily or similar publication; and (c) the posting of the Notice, substantially in the form attached hereto as Exhibit D, and this Stipulation on the “Investor Relations” portion of Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 34 of 125 PAGEID #: 2515

34 the Company’s website, which documents shall remain posted thereto through the Effective Date of the Settlement. The Company shall pay or cause to be paid any and all Notice Costs regardless of the form or manner of notice ordered by the Court and regardless of whether the Court approves the Settlement or the Effective Date of the Settlement otherwise fails to occur, and in no event shall Defendants, Plaintiffs, or their respective attorneys be responsible for any such costs or expenses. DISMISSAL OF THE ACTIONS 13. If the Settlement contemplated by this Stipulation is approved by the Court, the parties to the Southern District Action shall request that the Southern District Court enter the proposed Judgment, substantially in the form attached hereto as Exhibit F, which will, among other things, finally approve the proposed Settlement and dismiss the Southern District Action with prejudice. The proposed Judgment will also contain a statement to reflect compliance with Rule 11 of the Federal Rules of Civil Procedure by the parties to the Southern District Action. 14. Within five (5) business days of final approval of the Settlement by the Southern District of Ohio, the parties to the Northern District Action and the parties to the Ohio State Court Action will jointly move to dismiss the Northern District Action and Ohio State Court Action, respectively. The dismissal papers to be filed in the Northern District Action will contain a statement reflecting compliance with Rule 11 of the Federal Rules of Civil Procedure by the parties to the Northern District Action, and the dismissal papers to be filed in the Ohio State Court Action will contain a statement reflecting compliance with Ohio Civ.R. 11 by the parties to the Ohio State Court Action. 15. The Settling Parties agree to work collaboratively and in good faith in jointly seeking the dismissals, including in seeking appellate relief if a joint motion for dismissal is denied. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 35 of 125 PAGEID #: 2516

35 A denial of the joint dismissal motion by the Northern District of Ohio or the Ohio State Court does not impact the Effective Date. ATTORNEYS’ FEES AND LITIGATION EXPENSES 16. Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge that Plaintiffs’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses in connection with the Actions and the Settlement. 17. Plaintiffs’ Counsel and the SLC, on behalf of itself and the Company, will attempt in good faith to negotiate an appropriate award of attorneys’ fees and litigation expenses for all Plaintiffs’ Counsel based upon the substantial benefits conferred upon the Company by the Settlement and the risks of undertaking the prosecution of the Actions on a contingent basis. If Plaintiffs’ Counsel and the SLC are unable to reach agreement on an appropriate award of attorneys’ fee and litigation expenses for Plaintiffs’ Counsel, Co-Lead Counsel in the Southern District Action intend to apply, on behalf of all Plaintiffs’ Counsel, for an award of attorneys’ fees and litigation expenses in the Southern District of Ohio in an amount not to exceed 27% of the Settlement Fund based upon the substantial benefits conferred upon the Company by the Settlement and the risks of undertaking the prosecution of the Actions on a contingent basis. Additionally, Co-Lead Counsel in the Southern District Action intend to apply to the Court for service awards for each of the Plaintiffs (“Service Awards”) in an amount not to exceed $10,000 for each Plaintiff, to be paid out of the Court-awarded attorneys’ fees and litigation expenses. 18. The full amount of any attorneys’ fees and litigation expenses awarded by the Court to Plaintiffs’ Counsel, including any Service Awards to Plaintiffs (“Fee and Expense Award”) shall be paid to Co-Lead Counsel in the Southern District Action from the Escrow Account immediately upon award, notwithstanding the existence of any timely filed objections thereto, or Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 36 of 125 PAGEID #: 2517

36 potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Co-Lead Counsel in the Southern District Action’s obligation to make appropriate refunds or repayments if the Settlement is terminated pursuant to the terms of this Stipulation or if, as a result of any appeal or further proceedings on remand, or successful collateral attack, the Fee and Expense Award is reduced or reversed and such order reducing or reversing the award has become Final. Plaintiffs’ Counsel shall make the appropriate refund or repayment in full no later than thirty (30) days after: (a) receiving from Defendants’ Counsel notice of the termination of the Settlement; or (b) any order reducing or reversing Fees and Expenses Award has become Final. In the event that the final determination of the amount of attorneys’ fees and expenses payable to Plaintiffs’ Counsel does not occur prior to the Effective Date, Co-Lead Counsel in the Southern District Action may withhold up to the full amount of the requested fee and expense award from the amount transferred from the Escrow Account to the Company under paragraph 2(a) above. 19. Plaintiffs’ Counsel shall allocate the Fee and Expense Award among themselves. Plaintiffs’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Award among them shall be presented to and be mediated by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis by the Mediator, on the terms and subject to the processes and procedures set forth by the Mediator in his sole discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Plaintiffs’ Counsel and split evenly among Plaintiffs’ Counsel. In no event shall such allocation matters affect or delay the enforceability of the Settlement, provide any Settling Party with the right to terminate the Settlement, impose any obligation on any Defendant or the Company, subject Defendants in any way to an increase in the amount paid by them or on their behalf in connection Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 37 of 125 PAGEID #: 2518

37 with the Settlement, or affect or delay the binding effect or finality of the Settlement and the releases by any Settling Party against Released Defendants’ Persons. 20. The Released Defendants’ Persons shall have no responsibility for or liability whatsoever with respect to the allocation or award of the Fee and Expense Award amongst Plaintiffs’ Counsel. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement. 21. An award of attorneys’ fees and/or litigation expenses to Plaintiffs’ Counsel is not a necessary term of this Stipulation and is not a condition of the Settlement embodied herein. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the consideration of any award of attorneys’ fees and litigation expenses, and the failure of the Court to approve any requested award of attorneys’ fees and litigation expenses, in whole or in part, shall have no effect on the Settlement. Neither Plaintiffs nor Plaintiffs’ Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and/or litigation expenses. CONDITIONS OF SETTLEMENT AND EFFECT OF TERMINATION 22. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events: (a) the Southern District Court has entered the Preliminary Approval Order, substantially in the form set forth in Exhibit C attached hereto; (b) Plaintiffs have not exercised their option to terminate the Settlement pursuant to paragraph 24 below; (c) Defendants have not exercised their option to terminate the Settlement pursuant to paragraph 24 below; Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 38 of 125 PAGEID #: 2519

38 (d) the Southern District Court has approved the Settlement as described herein, following notice to Company stockholders and a hearing, and entered the Judgment, substantially in the form set forth in Exhibit F attached hereto, and the Judgment has become Final; and (e) the full Settlement Amount has been deposited into the Escrow Account in accordance with the provisions of paragraph 2(a) above. 23. The Settlement shall not be conditioned upon the obtaining of, or judicial approval of, any releases between or among any settling Defendants and/or any third parties. The Settlement shall also not be conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims. 24. Plaintiffs (provided they unanimously agree amongst themselves) and Defendants (provided they unanimously agree amongst themselves) shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other Settling Parties within thirty (30) calendar days of: (a) the Court’s final refusal to enter the Preliminary Approval Order in any material respect; (b) the Court’s final refusal to approve the Settlement or any material part thereof; (c) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement; or (d) the date upon which an order vacating, modifying, revising, or reversing the Judgment becomes Final, and the provisions of paragraph 25 below shall apply. In addition, Plaintiffs (provided they unanimously agree amongst themselves) shall have the right to terminate the Settlement if the Settlement Amount is not deposited into the Escrow Account in accordance with the provisions of paragraph 2(a) above. However, any decision or proceeding, whether in this Court or any appellate court, solely with respect to an application for an award of attorneys’ fees or litigation expenses shall not be considered material Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 39 of 125 PAGEID #: 2520

39 to the Settlement, shall not affect the finality of the Judgment, and shall not be grounds for termination of the Settlement. 25. In the event the Settlement is terminated pursuant to paragraph 24 above, then: (a) the Settlement and the relevant portions of this Stipulation shall be canceled; (b) the Settling Parties shall each revert to their respective litigation positions in their respective Actions as of immediately prior to the execution of the Term Sheet on February 9, 2022; (c) the terms and provisions of the Term Sheet and this Stipulation, with the exception of this paragraph 25 and paragraphs 12, 18, 27, and 52 hereof, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose, and the Settling Parties shall proceed in all respects as if the Term Settlement and this Stipulation had not been entered; (d) the Judgment and any other order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc; and (e) all amounts in the Escrow Account, less any Taxes paid, due, or owing on any interest earned on the Settlement Amount while on deposit in the Escrow Account, shall be promptly returned to the insurers who funded the Escrow Account in proportion to their respective payments to the Escrow Account. NO ADMISSION OF WRONGDOING 26. Defendants deny any and all allegations of fault, liability, wrongdoing, or damages whatsoever in the Actions. 27. Neither the Term Sheet, this Stipulation (whether or not consummated), including the exhibits hereto, the negotiations leading to the execution of the Term Sheet and this Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, this Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 40 of 125 PAGEID #: 2521

40 (a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaints would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; or (c) shall be construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered after trial; provided, however, that if this Stipulation is approved by the Court, the Settling Parties and the Released Defendants’ Persons, the Released Plaintiffs’ Persons, and their respective counsel Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 41 of 125 PAGEID #: 2522

41 may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement. MISCELLANEOUS PROVISIONS 28. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail. 29. Defendants warrant that, as to the payments made or to be made on behalf of them, at the time of entering into this Stipulation and at the time of such payment they, or to the best of their knowledge any persons or entities contributing to the payment of the Settlement Amount, were not insolvent, nor will the payment required to be made by or on behalf of them render them insolvent, within the meaning of and/or for the purposes of the United States Bankruptcy Code, including §§ 101 and 547 thereof. This representation is made by each of the Defendants and not by their counsel. 30. In the event any proceedings by or on behalf of Defendants or the Company, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their commercially reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Court approval of the Settlement in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 42 of 125 PAGEID #: 2523

42 the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement. 31. If any Bankruptcy Proceedings by or on behalf of Defendants or the Company are initiated prior to the payment of the Settlement Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment(s), or finding that the payment of the Settlement Amount by Defendants and/or their insurance carriers does not violate the automatic stay; and (ii) finding that the payment of the Settlement Amount by Defendants and/or their insurance carriers does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Defendants or the Company, the Settling Parties agree that all dates and deadlines in the Actions, if any, or any dates and deadlines associated with any appeals, will be extended for such periods of time as necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement. 32. In the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Settlement Fund or any portion thereof by or on behalf of Defendants to be a preference, voidable transfer, fraudulent transfer or similar transaction and any portion thereof is required to be returned, and such amount is not promptly deposited into the Settlement Fund by others, then, at the election of Plaintiffs, the parties to the Southern District Action shall jointly move the Court to vacate and set aside the Releases given and the Judgment entered in favor of Defendants and the Released Defendants’ Persons or the Released Plaintiffs’ Persons pursuant to this Stipulation, in which event the Releases and Judgment shall be null and Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 43 of 125 PAGEID #: 2524

43 void, and the Parties shall be restored to their respective positions in the litigation as provided in paragraph 25 above and any cash amounts in the Escrow Account (less any Taxes paid, due, or owing with respect to any interest earned on the Settlement Amount while on deposit in the Escrow Account) shall be returned as provided in paragraph 25 above. 33. The Settling Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiffs against the Released Defendants’ Persons with respect to the Released Plaintiffs’ Claims. Each of the Settling Parties agree that, throughout the course of the Actions, all parties and their counsel each complied fully with the strictures of Rule 11 of the Federal Rules of Civil Procedure, and all similar state law provisions, including without limitation Ohio Civ.R. 11, and no Settling Party shall assert any claims of any violation of Rule 11 of the Federal Rules of Civil Procedure, or any similar state law provisions, including without limitation Ohio Civ.R. 11, relating to the institution, prosecution, defense, or settlement of the Actions. 34. The Settling Parties agree that the Settlement consideration and the other terms of the Settlement were negotiated at arm’s length and in good faith by the Settling Parties, including through a mediation process supervised and conducted by the Mediator, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 35. Defendants, the Company, the SLC, and their respective counsel, shall not make any public statement (whether or not for attribution) that the Actions were commenced or prosecuted in bad faith, nor will they deny that the Actions were commenced and prosecuted in good faith and are being settled voluntarily after consultation with competent legal counsel. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 44 of 125 PAGEID #: 2525

44 Plaintiffs, Defendants, the Company, and the SLC and their respective counsel shall not suggest that the Settlement constitutes an admission of any claim or defense alleged. 36. The Settling Parties and their respective counsel shall not issue any press release regarding the proposed Settlement until agreed to by all Settling Parties. Any description of the proposed Settlement by any Party or their counsel on any public website shall be consistent with the Stipulation and Exhibit A. 37. Nothing in this Agreement shall be construed to limit the Company’s ability to make such disclosures regarding the Settlement as it believes are required or advisable under the securities laws and disclosure requirements applicable to the Company. 38. The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived except by a writing signed on behalf of each of the Settling Parties (or their successors-in-interest). 39. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 40. The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of: (a) entering orders providing for awards of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel and (b) enforcing the terms of this Stipulation. 41. The waiver by one Settling Party of any breach of this Stipulation by any other Settling Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation. 42. This Stipulation and its exhibits constitute the entire agreement among the Settling Parties concerning the Settlement and this Stipulation and its exhibits. All Settling Parties Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 45 of 125 PAGEID #: 2526

45 acknowledge that no other agreements, representations, warranties, or inducements have been made by any Settling Party concerning this Stipulation and its exhibits other than those contained and memorialized in such documents. 43. This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument. 44. This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Settling Parties, including any and all Released Persons and any corporation, partnership, or other entity into or with which any Settling Party may merge, consolidate, or reorganize. 45. The construction, interpretation, operation, effect and validity of this Stipulation, and all documents necessary to effectuate it shall be governed by the internal laws of the State of Ohio without regard to conflicts of laws, except to the extent that federal law requires that federal law govern. 46. Any action arising under or to enforce this Stipulation or any portion thereof, shall be commenced and maintained only in the Court. 47. This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations between the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 48. All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 46 of 125 PAGEID #: 2527

46 to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms. 49. The Settling Parties agree to cooperate fully with one another in seeking Court approval of the Preliminary Approval Order and the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement. The Settling Parties further agree that, pending final approval of the Settlement, they shall not prosecute any of the Actions and agree to oppose any such prosecution by any non-Settling Party. The Settling Parties agree to work collaboratively and in good faith if any joint motion for a stay is denied while any other deadline is approaching or coming due, including but not limited to an agreement to continue or reschedule depositions unless expressly prohibited by judicial order and to seek appellate relief as needed. 50. If any Settling Party is required to give notice to another Settling Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or facsimile or email transmission, with confirmation of receipt. Notice shall be provided as follows: If to Plaintiffs or Plaintiffs’ Counsel: Bernstein Litowitz Berger & Grossmann LLP Attn: Jeroen van Kwawegen, Esq. 1251 Avenue of the Americas New York, NY 10020 Telephone: (212) 554-1400 Facsimile: (212) 554-1444 Email: Jeroen@blbglaw.com Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 47 of 125 PAGEID #: 2528

47 Saxena White P.A. Attn: Thomas Curry 1000 N. West Street, Suite 1200 Wilmington, DE 19801 Telephone: (302) 485-0480 tcurry@saxenawhite.com Cohen Milstein Sellers & Toll PLLC Attn: Steven J. Toll 1100 New York Ave. NW, Fifth Floor Washington, D.C. 20005 Telephone: (202) 408-4600 stoll@cohenmilstein.com Johnson Fistel, LLP Attn: Michael I. Fistel, Jr., Esq. 40 Powder Springs Street Marietta, GA 30064 Telephone: (470) 632-6000 Facsimile: (770) 200-3101 Email: MichaelF@johnsonfistel.com Connick Law, LLC Attn: Thomas J. Connick, Esq. 25550 Chagrin Blvd., Suite 101 Beachwood, OH 364-0512 Telephone: (216) 364-0512 Facsimile: (216) 609-3446 Email: tconnick@connicklawllc.com If to the SLC or the Company: If to Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil III, Christopher D. Pappas, Sandra Pianalto, Luis A. Maeve O’Connor John Gleeson 919 Third Avenue New York, NY 10022 Telephone: 212-909-6000 mloconnor@debevoise.com jgleeson@debevoise.com JONES DAY Attn: Geoffrey J. Ritts North Point 901 Lakeside Avenue Cleveland, OH 44114-1190 Telephone: (216) 586-3939 Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 48 of 125 PAGEID #: 2529

48 Reyes, Leslie M. Turner, Steven E. Strah, K. Jon Taylor, Samuel L. Belcher, Bennett L. Gaines, Christine L. Walker, Gary Benz, Jason J. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, and George M. Smart Facsimile: (216) 579-0212 Email: gjritts@jonesday.com If to Defendant Charles E. Jones BAKER & HOSTETLER LLP Attn: Daniel R. Warren Key Tower 127 Public Square, Suite 2000 Cleveland, OH 44114-1214 Telephone: (216) 621-0200 Facsimile: (216) 696-0740 Email: dwarren@bakerlaw.com GIBSON, DUNN & CRUTCHER LLP Attn: William S. Scherman 1050 Connecticut Avenue, N.W. Washington, D.C. 20036-5306 Telephone: (202) 955-8500 Facsimile: (202) 467-0539 Email: wscherman@gibsondunn.com If to Defendant Michael J. Dowling TUCKER ELLIS LLP Attn: John F. McCaffrey John A. Favret 950 Main Avenue, Suite 1100 Cleveland, OH 44113 Telephone: (216) 592-5000 Facsimile: (216) 592-5009 Email: john.mccaffrey@tuckerellis.com If to Defendant Ebony Yeboah- Amankwah SKADDEN, ARPS, SLATE, MEAGHER, FLOM, LLP Attn: Marcella L. Lape 155 N. Upper Wacker Drive Chicago, IL 60606-1720 Telephone: (312) 407-0700 Facsimile: (312) 407-0411 Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 49 of 125 PAGEID #: 2530

49 Email: marcie.lape@skadden.com If to Defendant Robert P. Reffner MCDERMOTT, WILL, & EMERY, LLP Attn: Steven S. Scholes 444 West Lake Street Chicago, IL 60606-0029 Telephone: (312) 372-2000 Facsimile: (312) 984-7700 Email: sscholes@mwe.com If to Defendant James F. Pearson BALLARD SPAHR LLP Attn: Timothy D. Katsiff 1735 Market Street, 51st Floor Philadelphia, PA 19103-7599 Telephone: (215) 665-8500 Facsimile: (215) 864-8999 Email: katsifft@ballardspahr.com If to Defendant Dennis M. Chack MORGAN, LEWIS & BOCKIUS Attn: Michael L. Kichline 1701 Market Street Philadelphia, PA 19103 Telephone: (215) 963-5000 Facsimile: (215) 963-5001 Email: michael.kichline@morganlewis.com If to Defendant Eileen Mikkelsen BOIES SCHILLER FLEXNER LLP Attn: Lauren Bell 1401 New York Avenue, NW 11th Floor Washington, DC 20005 Telephone: (202) 237-2727 Facsimile: (202) 237-6131 Email: lbell@bsfllp.com If to Defendant Justin Biltz WALTER | HAVERFIELD LLP Attn: Ralph E. Cascarilla 1301 E. Ninth Street, Suite 3500 Cleveland, OH 44114 Telephone: (216) 781-1212 Facsimile: (216) 575-0911 Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 50 of 125 PAGEID #: 2531

50 Email: rcascarilla@walterhav.com 51. Except as otherwise provided herein, each Settling Party shall bear its own costs. 52. Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, or the Effective Date occurs, the Settling Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed, and proceedings in connection with the Stipulation confidential. 53. Subject to applicable Court rules, all agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Settlement. IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed, by their duly authorized attorneys, as of March 11, 2022. [Signatures on Next Page] Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 51 of 125 PAGEID #: 2532

51 BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP ______________________ Jeroen van Kwawegen Alla Zayenchik 1251 Avenue of the Americas New York, NY 10020 Telephone: (212) 554-1400 Jeroen@blbglaw.com Alla.Zayenchik@blbglaw.com Co-Lead Counsel for Lead Plaintiffs in Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action DEBEVOISE & PLIMPTON LLP ______________________ Maeve O’Connor John Gleeson 919 Third Avenue New York, NY 10022 Telephone: 212-909-6000 mloconnor@debevoise.com jgleeson@debevoise.com Counsel for the Special Litigation Committee of the Board of Directors of Nominal Defendant FirstEnergy and counsel to Nominal Defendant FirstEnergy Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 52 of 125 PAGEID #: 2533

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53 COHEN MILSTEIN SELLERS & TOLL PLLC _______________________ Steven J. Toll Daniel S. Sommers Molly J. Bowen 1100 New York Ave. NW, Fifth Floor Washington, D.C. 20005 Telephone: (202) 408-4600 stoll@cohenmilstein.com dsommers@cohenmilstein.com mbowen@cohenmilstein.com -- and – Christopher Lometti Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 Telephone: (212) 838-7797 Facsimile: (212) 838 7745 clometti@cohenmilstein.com rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in Southern District Action and in the Northern District Action John C. Camillus LAW OFFICES OF JOHN C. CAMILLUS LLC P.O. Box 141410 Columbus, OH 43214 Telephone: (614) 992-1000 jcamillus@camilluslaw.com Liaison Counsel for Co-Lead Plaintiffs in Southern District Action and counsel for Plaintiff-Intervenors in the Northern District BAKER & HOSTETLER LLP Daniel R. Warren Carole S. Rendon Douglas L. Shively Key Tower 127 Public Square, Suite 2000 Cleveland, OH 44114-1214 Telephone: (216) 621-0200 Facsimile: (216) 696-0740 Email: dwarren@bakerlaw.com Email: crendon@bakerlaw.com Email: dshively@bakerlaw.com GIBSON, DUNN & CRUTCHER LLP William S. Scherman Jason J. Mendro Jason R. Meltzer Robert K. Hur 1050 Connecticut Avenue, N.W. Washington, D.C. 20036-5306 Telephone: (202) 955-8500 Facsimile: (202) 467-0539 Email: wscherman@gibsondunn.com Email: jmendro@gibsondunn.com Email: jmeltzer@gibsondunn.com Email: rhur@gibsondunn.com Attorneys for Defendant Charles E. Jones Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 55 of 125 PAGEID #: 2536

Southern District Action an Northern District Action _______________________ John C. Camillus COHEN MILSTEIN SELLERS & TOLL PLLC _______________________ Steven J. Toll Daniel S. Sommers Molly J. Bowen 1100 New York Ave. NW, Fifth Floor Washington, D.C. 20005 Telephone: (202) 408-4600 stoll@cohenmilstein.com dsommers@cohenmilstein.com mbowen@cohenmilstein.com -- and – Christopher Lometti Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 Telephone: (212) 838-7797 Facsimile: (212) 838 7745 clometti@cohenmilstein.com rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in d in the LAW OFFICES OF JOHN C. CAMILLUS LLC P.O. Box 141410 Columbus, OH 43214 Telephone: (614) 992-1000 jcamillus@camilluslaw.com Liaison Counsel for Co-Lead Plaintiffs in Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action BAKER & HOSTETLER LLP Daniel R. Warren Carole S. Rendon Douglas L. Shively Key Tower 127 Public Square, Suite 2000 Cleveland, OH 44114-1214 Telephone: (216) 621-0200 Facsimile: (216) 696-0740 Email: dwarren@bakerlaw.com Email: crendon@bakerlaw.com Email: dshively@bakerlaw.com GIBSON, DUNN & CRUTCHER LLP William S. Scherman Jason J. Mendro Jason R. Meltzer Robert K. Hur 1050 Connecticut Avenue, N.W. Washington, D.C. 20036-5306 Telephone: (202) 955-8500 Facsimile: (202) 467-0539 Email: wscherman@gibsondunn.com Email: jmendro@gibsondunn.com Email: jmeltzer@gibsondunn.com Email: rhur@gibsondunn.com Attorneys for Defendant Charles E. Jones 53 Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 56 of 125 PAGEID #: 2537

53 COHEN MILSTEIN SELLERS & TOLL PLLC _______________________ Steven J. Toll Daniel S. Sommers Molly J. Bowen 1100 New York Ave. NW, Fifth Floor Washington, D.C. 20005 Telephone: (202) 408-4600 stoll@cohenmilstein.com dsommers@cohenmilstein.com mbowen@cohenmilstein.com -- and – Christopher Lometti Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 Telephone: (212) 838-7797 Facsimile: (212) 838 7745 clometti@cohenmilstein.com rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in Southern District Action and in the Northern District Action John C. Camillus LAW OFFICES OF JOHN C. CAMILLUS LLC P.O. Box 141410 Columbus, OH 43214 Telephone: (614) 992-1000 jcamillus@camilluslaw.com Liaison Counsel for Co-Lead Plaintiffs in Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action BAKER & HOSTETLER LLP Daniel R. Warren Carole S. Rendon Douglas L. Shively Key Tower 127 Public Square, Suite 2000 Cleveland, OH 44114-1214 Telephone: (216) 621-0200 Facsimile: (216) 696-0740 Email: dwarren@bakerlaw.com Email: crendon@bakerlaw.com Email: dshively@bakerlaw.com GIBSON, DUNN & CRUTCHER LLP William S. Scherman Jason J. Mendro Jason R. Meltzer Robert K. Hur 1050 Connecticut Avenue, N.W. Washington, D.C. 20036-5306 Telephone: (202) 955-8500 Facsimile: (202) 467-0539 Email: wscherman@gibsondunn.com Email: jmendro@gibsondunn.com Email: jmeltzer@gibsondunn.com Email: rhur@gibsondunn.com Attorneys for Defendant Charles E. Jones Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 57 of 125 PAGEID #: 2538

53 COHEN MILSTEIN SELLERS & TOLL PLLC _______________________ Steven J. Toll Daniel S. Sommers Molly J. Bowen 1100 New York Ave. NW, Fifth Floor Washington, D.C. 20005 Telephone: (202) 408-4600 stoll@cohenmilstein.com dsommers@cohenmilstein.com mbowen@cohenmilstein.com -- and – Christopher Lometti Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 Telephone: (212) 838-7797 Facsimile: (212) 838 7745 clometti@cohenmilstein.com rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in Southern District Action and in the Northern District Action John C. Camillus LAW OFFICES OF JOHN C. CAMILLUS LLC P.O. Box 141410 Columbus, OH 43214 Telephone: (614) 992-1000 jcamillus@camilluslaw.com Liaison Counsel for Co-Lead Plaintiffs in Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action BAKER & HOSTETLER LLP Daniel R. Warren Carole S. Rendon Douglas L. Shively Key Tower 127 Public Square, Suite 2000 Cleveland, OH 44114-1214 Telephone: (216) 621-0200 Facsimile: (216) 696-0740 Email: dwarren@bakerlaw.com Email: crendon@bakerlaw.com Email: dshively@bakerlaw.com GIBSON, DUNN & CRUTCHER LLP William S. Scherman Jason J. Mendro Jason R. Meltzer Robert K. Hur 1050 Connecticut Avenue, N.W. Washington, D.C. 20036-5306 Telephone: (202) 955-8500 Facsimile: (202) 467-0539 Email: wscherman@gibsondunn.com Email: jmendro@gibsondunn.com Email: jmeltzer@gibsondunn.com Email: rhur@gibsondunn.com Attorneys for Defendant Charles E. Jones Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 58 of 125 PAGEID #: 2539

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JOHNSON FISTEL, LLP _______________________ Michael I. Fistel, Jr. Mary Ellen Conner 40 Powder Springs Street Marietta, GA 30064 Telephone: (470) 632-6000 Facsimile: (770) 200-3101 Email: MichaelF@johnsonfistel.com Email: MaryEllenC@johnsonfistel.com -- and -- Frank J. Johnson 501 West Broadway, Suite 800 San Diego, CA 92101 Tel: 619.230.0063 Fax: 619.255.1856 Telephone: (619) 230-0063 Facsimile: (619) 255-1856 Email: FrankJ@johnsonfistel.com Co-Lead Counsel for Ohio State Court Plaintiffs John Gendrich and Robert Sloan -- and -- Thomas J. Connick CONNICK LAW, LLC 25550 Chagrin Blvd., Suite 101 Beachwood, OH 364-0512 Telephone: (216) 364-0512 Facsimile: (216) 609-3446 Email: tconnick@connicklawllc.com Co-Lead Counsel for Ohio State Court Plaintiffs John Gendrich and Robert Sloan -- and -- George W. Cochran LAW OFFICE OF GEORGE W. COCHRAN 1981 Crossfield Circle Kent, Ohio 44240 SKADDEN, ARPS, SLATE, MEAGHER, FLOM, LLP Marcella L. Lape Gail Lee 155 N. Upper Wacker Drive Chicago, IL 60606-1720 Telephone: (312) 407-0700 Facsimile: (312) 407-0411 Email: marcie.lape@skadden.com Email: gail.lee@skadden.com Attorneys for Defendant Ebony Yeboah- Amankwah Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 61 of 125 PAGEID #: 2542

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56 Telephone: (330) 607-2187 Email: lawchrist@gmail.com Additional Counsel for Ohio State Court Plaintiffs John Gendrich and Robert Sloan MCDERMOTT, WILL, & EMERY, LLP Steven S. Scholes David S. Rosenbloom Paul Helms 444 West Lake Street Chicago, IL 60606-0029 Telephone: (312) 372-2000 Facsimile: (312) 984-7700 Email: sscholes@mwe.com Email: drosenbloom@mwe.com Email: phelms@mwe.com BROUSE McDOWELL John C. Fairweather (0018216) Lisa S. DelGrosso (0064938) 388 South Main Street, Suite 500 Akron, OH 44311 Telephone: (330) 535-5711 Facsimile: (330) 253-8601 Email: jfairweather@brouse.com Email: ldelgrosso@brouse.com Attorneys for Defendant Robert P. Reffner Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 63 of 125 PAGEID #: 2544

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EXHIBIT A Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 68 of 125 PAGEID #: 2549

- 1 - Exhibit A: Corporate Governance Reforms 1. Six directors who have been on the Board a minimum of five years will not stand for re- election in 2022. On February 11, 2022, the Company issued a Form 8-K announcing the Board changes. 2. The Board shall implement a process to review the current c-suite executives. This process shall be commenced within 30 days after the next annual meeting by the newly constituted Board. The review must be completed no more than 90 days after the commencement date. The review shall be conducted by a special committee consisting of independent directors who joined the Board on or after 2019 and will include at least three members. The special committee will have the power to retain, at the Company’s expense, outside advisors if the special committee deems outside advisors necessary. After conducting its review, the special committee will make a recommendation to the full Board, which retains the authority to make the final determinations in executive session, outside the presence of any Company officers. 3. The full Board shall take responsibility for actively overseeing FirstEnergy’s lobbying, political contributions, and political activities as a critical aspect of FirstEnergy’s business. • On an annual basis, management shall prepare a political and lobbying action plan, covering all such activities on behalf of FirstEnergy on a state and federal level (“Political and Lobbying Action Plan”). • The Company shall, consistent with the process set forth in Ohio Revised Code Section 1701.11, make the following amendments to FirstEnergy’s Code of Regulations: • The “Directors” section of FirstEnergy’s Code of Regulations shall be amended to add the following language: “All directors and the full Board have responsibility to actively oversee FirstEnergy’s lobbying, political contributions, and political activities.” • The “Directors” section of the FirstEnergy’s Code of Regulations shall be amended to add the following language, “The full Board shall review and approve a political and lobbying action plan prepared annually by management, covering all such activities on behalf of FirstEnergy on a state and federal level (“Political and Lobbying Action Plan”).” • Within 10 business days after the May 2022 annual meeting the Corporate Governance and Corporate Responsibility Committee of the Board shall be reconstituted to consist of a majority of independent directors who joined the Board in 2019 or later. The Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 69 of 125 PAGEID #: 2550

- 2 - reconstituted Corporate Governance and Corporate Responsibility Committee shall oversee management’s implementation of the Political and Lobbying Action Plan. • The reconstituted Corporate Governance and Corporate Responsibility Committee agrees to change its name to include “Political Oversight.” • The Corporate Governance and Corporate Responsibility Committee shall amend its charter to add the following language: • The “Purpose” section of the Corporate Governance and Corporate Responsibility Committee’s charter shall be amended to add the underlined language: The purpose of the Corporate Governance and Corporate Responsibility Committee (the “Committee”) of the Board of Directors (the “Board”) of FirstEnergy Corp. (the “Company”) is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process, the Company’s corporate governance policies and oversight of the Company’s policies and practices relating to corporate responsibility, including a particularized focus on enhancing oversight of lobbying, political contributions, and political activities, among other issues. While certain aspects of oversight have been delegated to the Committee (including oversight over management’s implementation of the Political and Lobbying Action Plan), the full Board has responsibility to actively oversee FirstEnergy’s lobbying, political contributions, and political activities. • The Charter of the Corporate Governance and Corporate Responsibility Committee shall be further amended to include the following: • The Chief Legal Officer and Chief Ethics & Compliance Officer shall have direct access to the Corporate Governance and Corporate Responsibility Committee. • The Chief Legal Officer and Chief Ethics & Compliance Officer, together with senior executives directly responsible for implementing the Political and Lobbying Action Plan, shall report to the Corporate Governance and Corporate Responsibility Committee on a quarterly basis. • The Corporate Governance and Corporate Responsibility Committee shall report its findings to the full Board on a quarterly basis. • The Corporate Governance and Corporate Responsibility Committee shall retain (and the Company shall pay for) an independent third party to audit the implementation of the Board-approved Political and Lobbying Action Plan. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 70 of 125 PAGEID #: 2551

- 3 - The independent third party shall continue to conduct annual audits of management’s implementation of the Board-approved Political and Lobbying Action Plan to ensure compliance. Violation or instances of non- compliance with the Board-approved Political and Lobbying Action Plan will immediately be reported to the full Board for immediate investigation/remediation overseen by the Political Oversight Committee. The independent third party engaged to perform this audit shall not simultaneously be serving as the Company’s financial auditor or as a consultant to the Compensation Committee. 4. The Board shall provide enhanced disclosure to shareholders of FirstEnergy’s lobbying, political contributions, and political activities. These enhanced disclosures shall include: • The proxy statement for each year of the duration of this Settlement shall include a section titled “Transparency in Corporate Contributions” that shall list all payments, if any, made in the previous year to entities incorporated under 26 U.S.C. § 501(c)(4) (“501(c)(4)” entities) and (2) all payments, if any, made in the previous year to entities known by FirstEnergy to be operating for the benefit of a public official, either directly or indirectly. The list shall include the following information: the entity’s name and address, date of contribution, amount of contribution, and purpose of contribution. • The annual proxy statement shall also include a report from the third-party auditor of the Board-approved Political and Lobbying Action Plan disclosing the number of violations and issues of non-compliance with the law or the Board-approved Political and Lobbying Action Plan, if any, and the date(s) each issue was reported to the full Board. 5. The Board shall further align financial incentives of senior executives with proactively complying with legal and ethical obligations. • A majority of the Compensation Committee shall consist of directors who joined the Board in 2019 or later. The Company agrees to reconstitute the Compensation Committee to meet these requirements within 10 business days of the May 2022 annual meeting . • The Compensation Committee shall review its clawback policy for senior executive compensation and implement any enhancements necessary to ensure the below requirements are met. The clawback policy, and any enhancements, will be described in the Company’s proxy. • The Compensation Committee shall be authorized to review alleged misconduct and determine whether a clawback of compensation is Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 71 of 125 PAGEID #: 2552

- 4 - appropriate. • The clawback policy shall be incorporated into all agreements with senior executives concerning the senior executives’ compensation. • The clawback system shall apply to stock-based compensation and bonuses, and shall not apply to an employee’s base salary. • The clawback system shall include an arbitration provision in case of a dispute. 6. Unless otherwise specified, each of the provisions of this exhibit shall remain binding on the Company for no less than five (5) years following the Settlement’s Effective Date. If the Company is acquired during the five-year period, then all terms will remain in effect for at least twenty-four (24) months after the Company’s acquisition. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 72 of 125 PAGEID #: 2553

EXHIBIT B Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 73 of 125 PAGEID #: 2554

Exhibit B: Related Actions & Proceedings In re FirstEnergy Corp. Sec. Litig., Case No. 20-cv-03785-ALM-KAJ (S.D. Ohio) (and all consolidated cases) Buldas v. FirstEnergy Corp., Case No. 2:20-cv-03987 (S.D. Ohio) (and all consolidated cases) USA v. Householder, Case No. 1:20-cr-00077 (S.D. Ohio) USA v. FirstEnergy Corp., Case No. 1:21-cr-00086 (S.D. Ohio) In the Matter of FirstEnergy Corp., C-08716, SEC In the Matter of an Audit of the Affiliated Transactions between Jersey Central Power and Light Company, First Energy Corp. and its Affiliates Pursuant to N.J.S.A. 48:3-49, 48:3 55, 48:3-56, 48:3-58 and N.J.A.C. 14:4-3.7(e) and (f), Docket No. EA20110733 State of Ohio ex rel. Dave Yost v. FirstEnergy Corp., et al., Case No. 20-CV- 006281 (Franklin County Ct. Com. Pl.) (and all consolidated cases) Emmons, et al. v. FirstEnergy Corp., et al., Case No. CV-20-935557 (Cuyahoga County Ct. Com. Pl.) Smith, et al. v. FirstEnergy Corp., et al., Case No. 2:20-cv-03755-EAS-KAJ (S.D. Ohio) (and all consolidated cases) Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 74 of 125 PAGEID #: 2555

EXHIBIT C Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 75 of 125 PAGEID #: 2556

-1- EXHIBIT C UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND SETTING SETTLEMENT FAIRNESS HEARING WHEREAS, a stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ (the “Southern District Action”) is pending in the United States District Court for the Southern District of Ohio (the “Southern District Court,” or the “Court”); WHEREAS, (i) Co-Lead Plaintiffs in the Southern District Action: Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W., and Additional Plaintiff Massachusetts Laborers Pension Fund (collectively, the “Southern District Plaintiffs”); (ii) Plaintiffs in the stockholder derivative action captioned Miller, et al. v. Anderson et al., Case No. 5:20-cv-1743-JRA (the “Northern District Action”), pending in the United States District Court for the Northern District of Ohio (the “Northern District Court”): Plaintiff- Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 76 of 125 PAGEID #: 2557

-2- Intervenors Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Massachusetts Laborers Pension Fund, and individual Plaintiff Jennifer L. Miller (collectively, the “Northern District Plaintiffs”); (iii) Plaintiffs in the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07-2107 (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”), pending in the Summit County Court of Common Pleas (the “Ohio State Court”): John Gendrich and Robert Sloan (the “Ohio State Court Plaintiffs,” and together with the Southern District Plaintiffs and the Northern District Plaintiffs, “Plaintiffs”); (iv) Defendants in the Actions: Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Samuel L. Belcher, Bennett L. Gaines, K. Jon Taylor, Christine L. Walker, Gary Benz, Jason L. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Dennis M. Chack, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, Ebony Yeboah-Amankwah, Eileen Mikkelsen, and Justin Biltz (collectively, “Defendants”); (v) Nominal Defendant FirstEnergy Corp. (“FirstEnergy” or the “Company”); and (vi) the Special Litigation Committee of the Board of Directors of FirstEnergy (the “SLC,” and together with Plaintiffs, Defendants, and FirstEnergy, the “Settling Parties”), have entered into the Stipulation and Agreement of Settlement dated March 11, 2022 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the Actions, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 77 of 125 PAGEID #: 2558

-3- WHEREAS, the Southern District Plaintiffs filed an unopposed motion for an Order preliminarily approving the Settlement in accordance with the terms of the Stipulation and providing for notice of the Settlement to Current FirstEnergy Stockholders (defined below). WHEREAS, the Court has read and considered the Stipulation and its exhibits, including (i) the proposed Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses (the “Notice”); (ii) the proposed Summary Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses (“Summary Notice”); and (iii) the proposed Final Judgment Approving Settlement and Order of Dismissal (the “Judgment”). NOW, THEREFORE, having found that sufficient grounds exist for entering this Order, the Court hereby ORDERS as follows: 1. This Order incorporates by reference the definitions in the Stipulation and, unless otherwise defined in this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation. 2. The Court preliminarily approves the Settlement on the terms set forth in the Stipulation, subject to further consideration at a hearing to be held before the Court on ______________, 2022, at __:__ _.m., either in person at the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215 or by telephone or videoconference (in the discretion of the Court) (the “Settlement Fairness Hearing”), to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit F to the Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 78 of 125 PAGEID #: 2559

-4- Stipulation, should be entered dismissing the Southern District Action with prejudice, and settling and releasing, and barring and enjoining the commencement or prosecution of any action asserting, any and all Released Plaintiffs’ Claims against the Released Defendants’ Persons, as set forth in the Stipulation; (iii) determine whether the application for a Fee and Expense Award to Plaintiffs’ Counsel should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 3. The Court expressly reserves the right to adjourn the Settlement Fairness Hearing, or any adjournment thereof, without any further notice other than an announcement at the Settlement Fairness Hearing or at any adjournment of the Settlement Fairness Hearing. The Court may decide to hold the Settlement Fairness Hearing by telephone or video conference without notice to the FirstEnergy stockholders. If the Court orders that the Settlement Fairness Hearing be conducted telephonically or by video conference, that decision will be posted on the “Investor Relations” portion of FirstEnergy’s website. Any Current FirstEnergy Stockholder (or his, her, or its counsel) who wishes to appear at the Settlement Fairness Hearing should consult the Court’s docket and/or “Investor Relations” portion of FirstEnergy’s website for any change in date, time, or format of the Settlement Fairness Hearing. 4. The Court expressly reserves the right to approve the Settlement with such modification(s) as may be consented to by the Settling Parties, or without modification, and with or without further notice of any kind to FirstEnergy stockholders. The Court reserves the right to enter its Judgment approving the Settlement and dismissing the Released Plaintiffs’ Claims as against the Released Defendants’ Persons regardless of whether the Court has awarded the Fee and Expense Award. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 79 of 125 PAGEID #: 2560

-5- 5. The Court approves the form, content, and requirements of the Notice, attached to the Stipulation as Exhibit D, and the Summary Notice, attached to the Stipulation as Exhibit E, and finds that the dissemination of the Notice and publication of the Summary Notice, substantially in the manner and form set forth in this Order, meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, due process, and all other applicable law and rules, and constitutes due and sufficient notice of all matters relating to the Settlement. 6. By no later than five (5) business days after the date of entry of this Preliminary Approval Order, the Company (or its successor-in-interest) shall cause: (a) the filing with the SEC of a Current Report on Form 8-K, attaching the Notice, substantially in the form attached as Exhibit D to the Stipulation, and the Stipulation; (b) the publication of the Summary Notice, substantially in the form attached as Exhibit E to the Stipulation, once in the Wall Street Journal, Investor’s Business Daily, or similar publication; and (c) the posting of the Notice and the Stipulation on the “Investor Relations” portion of the Company’s website, which documents shall remain posted thereto through the Effective Date of the Settlement. The Company shall pay or cause to be paid any and all Notice Costs regardless of the form or manner of notice ordered by the Court and regardless of whether the Court approves the Settlement or the Effective Date of the Settlement otherwise fails to occur, and in no event shall Defendants, Plaintiffs, or their respective attorneys be responsible for any such costs or expenses. 7. By no later than twenty-one (21) calendar days before the Settlement Fairness Hearing, counsel for the SLC on behalf of the Company shall file with the Court an appropriate proof of compliance with the notice procedures set forth in this Order. 8. Any person or entity who owns shares of FirstEnergy common stock as of the close of business on the date of the Stipulation (“Current FirstEnergy Stockholder”) and who continues Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 80 of 125 PAGEID #: 2561

-6- to own shares of FirstEnergy common stock through the date of the Settlement Fairness Hearing may appear at the Settlement Fairness Hearing to show cause why the proposed Settlement should not be approved; why the Judgment should not be entered thereon; or why the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs should not be granted; provided, however, that no such person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs, unless such person has filed with the Clerk of the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215, and delivered (by hand, first-class mail, or express service) to counsel at the addresses stated below, a written, signed objection that: (i) identifies the case name and case number for the Southern District Action, Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case Number 2:20-cv-04813-ALM-KAJ; (ii) states the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) contains a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Fairness Hearing; (iv) contains a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (v) if the objector has indicated that he, she, or it intends to appear at the Settlement Fairness Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Fairness Hearing; and (vi) includes documentation sufficient to prove that the objector owned shares of FirstEnergy common stock as of the close of business on the date Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 81 of 125 PAGEID #: 2562

-7- of the Stipulation, together with a statement that the objector continues to hold shares of FirstEnergy common stock on the date of filing of the objection and will continue to hold shares of FirstEnergy common stock as of the date of the Settlement Fairness Hearing. Any such objection must be filed with the Court no later than fourteen (14) calendar days prior to the Settlement Fairness Hearing and delivered to each of the below-noted counsel such that it is received no later than fourteen (14) calendar days prior to the Settlement Fairness Hearing. Co-Lead Counsel for the Southern District Plaintiffs Jeroen van Kwawegen Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 Thomas Curry Saxena White P.A. 1000 N. West Street, Suite 1200 Wilmington, DE 19801 Representative Counsel for Defendants Geoffrey J. Ritts Jones Day North Point 901 Lakeside Avenue Cleveland, OH 44114 Counsel for the SLC and FirstEnergy Maeve O’Connor Debevoise & Plimpton, LLP 919 Third Avenue New York, New York 10022 9. Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to any aspect of the Settlement, the Judgment to be entered approving the Settlement, or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 82 of 125 PAGEID #: 2563

-8- to Plaintiffs, in the Southern District Action or in any other action or proceeding in any court or tribunal. 10. The contents of the Settlement Fund shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as they shall be transferred or disbursed from the Settlement Fund pursuant to the Stipulation and/or further order(s) of the Court. 11. Co-Lead Counsel for the Southern District Plaintiffs is authorized and directed to prepare any tax returns and any other tax reporting form for or in respect to the Settlement Fund, to pay from the Settlement Fund any Taxes owed with respect to the Settlement Fund, and to otherwise perform all obligations with respect to Taxes and any reporting or filings in respect thereof without further order of the Court in a manner consistent with the provisions of the Stipulation. 12. Plaintiffs shall file and serve papers in support of final approval of the proposed Settlement and in support of their application for the Fee and Expense Award by no later than twenty-eight (28) calendar days prior to the Settlement Fairness Hearing. If reply papers are necessary, they are to be filed and served by no later than seven (7) calendar days prior to the Settlement Fairness Hearing. 13. In the event the Settlement is terminated or the Effective Date does not occur for any reason, then (i) the Settlement and the relevant portions of the Stipulation shall be canceled; (ii) the Settling Parties shall revert to their respective litigation positions in the Actions as of immediately prior to the execution of the Term Sheet on February 9, 2022; and (iii) the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 83 of 125 PAGEID #: 2564

-9- Parties and shall not be used in the Actions or in any other proceeding for any purpose, and the Settling Parties shall proceed in all respects as if the Stipulation had not been entered. 14. Pursuant to the Court’s Order dated February 11, 2022, all pleading deadlines, discovery, and other proceedings in the Southern District Action (except as may be necessary to carry out the terms and conditions of the proposed Settlement) have been stayed and suspended until further order of the Court. 15. The Court retains exclusive jurisdiction over the Southern District Action to consider all further matters arising out of or related to the Settlement. 16. Pending the Court’s determination as to final approval of the Settlement, Plaintiffs, FirstEnergy, FirstEnergy stockholders, and anyone acting or purporting to act on behalf of FirstEnergy are hereby barred and enjoined from commencing or prosecuting any action asserting any of the claims alleged in the Southern District Action against any of the Defendants in any court or tribunal. IT IS SO ORDERED. DATED ________________, 2022 ___________________________________ ALGENON L. MARBLEY UNITED STATES DISTRICT JUDGE Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 84 of 125 PAGEID #: 2565

EXHIBIT D Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 85 of 125 PAGEID #: 2566

EXHIBIT D UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS; (II) SETTLEMENT FAIRNESS HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES A Federal Court authorized this Notice. This is not a solicitation from a lawyer. TO: All persons and entities who own shares of FirstEnergy Corp. (“FirstEnergy” or the “Company”) common stock as of the close of business on March 11, 2022 (“Current FirstEnergy Stockholders”). The purpose of this Notice is to inform you of: (i) the stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ, pending in the United States District Court for the Southern District of Ohio (the “Southern District Action”); the stockholder derivative action captioned Miller, et al. v. Anderson, et al., Case No. 5:20-cv-1743-JRA, pending in the United States District Court for the Northern District of Ohio (the “Northern District Action”); and the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07- 2107, pending in the Summit County Court of Common Pleas (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”); (ii) a proposed settlement of the Actions (the “Settlement”), subject to the approval of the United States Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 86 of 125 PAGEID #: 2567

2 District Court for the Southern District of Ohio (the “Southern District Court” or the “Court”), as provided in the Stipulation and Agreement of Settlement dated March 11, 2022 (the “Stipulation”); (iii) the hearing that the Southern District Court will hold on [_______________], 2022 at [__:__] [_].m. to determine whether to finally approve the proposed Settlement and to consider the application by Co-Lead Counsel in the Southern District Action, on behalf of all Plaintiffs’ Counsel,1 for an award of attorneys’ fees and litigation expenses; and (iv) Current FirstEnergy Stockholders’ rights with respect to the proposed Settlement and the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel.2 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION AND THE PROPOSED SETTLEMENT OF THE ACTIONS. The Stipulation was entered into as of March 11, 2022, by and among the Settling Parties,3 subject to the approval of the Southern District Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. 1 “Plaintiffs’ Counsel” consist of Bernstein Litowitz Berger & Grossmann LLP and Saxena White P.A., Co-Lead Counsel for the Southern District Plaintiffs and counsel for Plaintiff-Intervenors in the Northern District Action; Cohen Milstein Sellers & Toll PLLC, counsel for Additional Plaintiff Massachusetts Laborers Pension Fund in the Southern District Action and in the Northern District Action; Law Offices of John C. Camillus, liaison counsel for Co-Lead Plaintiffs in the Southern District Action and counsel for Plaintiff-Intervenors in the Northern District Action; Edelson Lechtzin LLP and Rosca Scarlato, LLC, counsel for Plaintiff Jennifer L. Miller in the Northern District Action; Johnson Fistel, LLP, Connick Law, LLC, and Law Office of George W. Cochran, counsel for the Ohio State Court Plaintiffs; and all other firms listed in the Complaints. 2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation, a copy which is being filed with this Notice as an attachment to the Company’s 8-K dated [____________], 2022. A copy of the Stipulation is also available in the “Investor Relations” portion of FirstEnergy’s website, www.[____________].com. 3 The “Settling Parties” are: (i) Plaintiffs in the Southern District Action, Co-Lead Plaintiffs Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Additional Plaintiff Massachusetts Laborers Pension Fund (collectively, the “Southern District Plaintiffs”); (ii) Plaintiffs in the Northern District Action, Plaintiff-Intervenors Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Massachusetts Laborers Pension Fund, and individual Plaintiff Jennifer L. Miller (collectively, the “Northern District Plaintiffs”); (iii) Plaintiffs in the Ohio State Court Action, John Gendrich and Robert Sloan (the “Ohio State Court Plaintiffs,” and together with the Southern District of Ohio Plaintiffs and the Northern District of Ohio Plaintiffs, “Plaintiffs”); (iv) Defendants Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Samuel L. Belcher, Bennett L. Gaines, Christine L. Walker, Gary Benz, Jason L. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Dennis M. Chack, Michael J. Dowling, James F. Pearson, Robert Reffner, Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 87 of 125 PAGEID #: 2568

3 As described in paragraph 100 below, the Settlement provides for: (i) a cash payment of $180,000,000, which, together with any and all interest earned thereon, and after deductions for any Fee and Expense Award to Plaintiffs’ Counsel (including any Incentive Awards for Plaintiffs) and any Taxes, will be paid to the Company; and (ii) corporate governance reforms that FirstEnergy will implement. Because the Actions were brought as derivative actions, which means that the Actions were brought by Plaintiffs on behalf of and for the benefit of FirstEnergy, the cash recovery from the Settlement will go to the Company. Individual FirstEnergy stockholders will not receive any direct payment from the Settlement. PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement, and how the proposed Settlement affects FirstEnergy stockholders’ legal rights. 2. In a derivative action, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Actions, Plaintiffs have filed suit against Defendants on behalf of and for the benefit of FirstEnergy. 3. The Southern District Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Co-Lead Counsel in the Southern District Action, on behalf of all Plaintiffs’ Counsel, for an award of attorneys’ fees and expenses (the “Settlement Fairness Hearing”). See paragraphs 109-110 below for details about the Settlement Fairness Hearing, including the location, date, and time of the hearing. WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE SETTLING PARTIES. THE COURTS PRESIDING OVER THE ACTIONS HAVE MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT. Steven E. Strah, K. Jon Taylor, Ebony Yeboah-Amankwah, Eileen Mikkelsen, and Justin Biltz (collectively, “Defendants”); (v) Nominal Defendant FirstEnergy Corp. and all of its affiliates (“FirstEnergy” or the “Company”); and (vi) the Special Litigation Committee (“SLC”) of the Board of Directors (“Board”) of FirstEnergy. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 88 of 125 PAGEID #: 2569

4 4. On July 21, 2020, the Ohio Speaker of the House Larry Householder (“Householder”) and four other individuals not parties to the Actions were arrested as part of an investigation of an alleged $60 million racketeering and bribery scheme. 5. On July 30, 2020, a federal grand jury indicted Householder, the four other individuals, and 501(c)(4) entity Generation Now in an alleged federal racketeering conspiracy involving approximately $60 million in bribes to pass and uphold a billion-dollar nuclear plant bailout. 6. On July 22, 2021, FirstEnergy entered into a deferred prosecution agreement (“DPA”) with the United States Department of Justice (“DOJ”) to resolve allegations that the Company participated in an alleged bribery scheme. In conjunction with the DPA, FirstEnergy agreed to pay a $230 million fine for its role in the alleged bribery scheme. The Southern District Action: 7. On September 9, 2020, Plaintiff Employees Retirement System of the City of St. Louis (“ERS”) commenced a stockholder derivative action captioned as Employees Retirement System of the City of St. Louis v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Justin Biltz, Michael J. Dowling, James F. Pearson, Steven E. Strah, K. Jon Taylor, Robert Reffner, and Ebony Yeboah- Amankwah asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. 8. On September 30, 2020, Plaintiff Electrical Workers Pension Fund, Local 103, I.B.E.W. (“Local 103”) commenced a stockholder derivative action captioned as Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Anderson, et al., Case No. 2:20-cv-05128-ALM- KAJ (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, James F. Pearson, Steven E. Strah, and K. Jon Taylor asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. 9. On October 5, 2020, Plaintiff Massachusetts Laborers Pension Fund (“MLPF”) commenced a stockholder derivative action captioned as Massachusetts Laborers Pension Fund v. Jones, et al., Case No. 2:20-cv-05237-SDM-CMV (S.D. Ohio), on behalf of FirstEnergy as Nominal Defendant against Defendants Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Justin Biltz, Michael J. Dowling, James F. Pearson, Steven E. Strah, K. Jon Taylor, Robert Reffner, Ebony Yeboah-Amankwah, and John Does 1-50 asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 89 of 125 PAGEID #: 2570

5 10. On October 2, 2020, Plaintiffs ERS and Local 103 filed a Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co- Lead Counsel. 11. On October 23, 2020, Interested Party City of Philadelphia Board of Pensions and Retirement (“City of Philadelphia”) filed a cross-motion for Consolidation, Appointment of Lead Plaintiff, and Appointment of Lead Counsel, in opposition to the Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co- Lead Counsel. 12. On November 3, 2020, Plaintiffs ERS and Local 103 filed a Memorandum of Law in Further Support of the Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co-Lead Counsel, and in Opposition to the Competing Motion. 13. On November 6, 2020, Plaintiff MLPF filed a Motion for Joinder in Support of Motion of the Institutional Investors to Consolidate Related Derivative Actions, Appoint Co-Lead Plaintiffs, and Appoint Co-Lead Counsel. 14. On November 6, 2020, City of Philadelphia filed a Reply in Further Support of Its Motion for Consolidation, Appointment of Lead Plaintiff, and Appointment of Lead Counsel. 15. On November 16, 2020, the Southern District Court issued an Opinion and Order appointing Plaintiffs ERS and Local 103 Co-Lead Plaintiffs, and appointing Saxena White P.A. and Bernstein Litowitz Berger & Grossmann LLP Co-Lead Counsel. Further, Massachusetts Laborers Pension Fund served as Additional Plaintiff, represented by Cohen Milstein Sellers & Toll PLLC. 16. On November 19, 2020, Defendants filed a Motion to Stay the Southern District Action (the “November 19, 2020 Motion to Stay”). Southern District Plaintiffs filed a Brief in Opposition to Defendants’ November 19, 2020 Motion to Stay on December 4, 2020. Defendants filed a Reply in Support of their November 19, 2020 Motion to Stay on December 11, 2020. The Southern District Court issued an Opinion and Order denying Defendants’ Motion to Stay on December 21, 2020. 17. On January 19, 2021, Defendants filed a Motion to Enforce Stay of Discovery pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Southern District Plaintiffs filed a Notice of Non-Opposition to Defendants’ Motion to Enforce Stay of Discovery pursuant to the PSLRA on January 29, 2021, in light of the Motion to Dismiss briefing schedule. The Southern District Court granted Defendants’ Motion to Enforce Stay of Discovery pursuant to the PSLRA on February 4, 2021. 18. On January 25, 2021, Southern District Plaintiffs filed the Consolidated Verified Shareholder Derivative Complaint on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Michael J. Dowling, James F. Pearson, Robert Reffner, Ebony Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 90 of 125 PAGEID #: 2571

6 Yeboah-Amankwah, Steven E. Strah, and K. Jon Taylor asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. 19. On February 24, 2021, Defendants filed their Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint. On March 24, 2021, Southern District Plaintiffs filed their Opposition to Defendants’ Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint. Defendants filed Replies in Support of their Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint on April 14, 2021. The Southern District Court denied Defendants’ Motions to Dismiss the Consolidated Verified Shareholder Derivative Complaint on May 11, 2021. 20. On May 28, 2021, Defendants filed a Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b). Southern District Plaintiffs filed their Opposition to Defendants’ Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) on June 21, 2021. Defendants filed a Reply in Support of their Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) on July 6, 2021. 21. On June 14, 2021, the Southern District Court issued an order lifting the PSLRA stay and noted that discovery may commence. 22. On June 24, 2021, Defendants filed their Answers to the Consolidated Verified Shareholder Derivative Complaint. 23. On June 30, 2021, Nominal Defendant FirstEnergy Corp. announced the formation of the SLC, effective July 1, 2021. 24. On July 1, 2021, Magistrate Judge Kimberly A. Jolson issued a notation order directing the SLC to file any motion to stay by July 21, 2021. 25. On July 20, 2021, the SLC filed its Motion to Stay. 26. On August 9, 2021, the SLC withdrew the Motion to Certify the Southern District Court’s Order denying Defendants’ Motion to Dismiss for Interlocutory Appeal Pursuant to 28 U.S.C. § 1292(b) as to Nominal Defendant First Energy. 27. On August 10, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s Motion to Stay. 28. On August 24, 2021, the SLC filed its Reply in Support of its Motion to Stay. 29. On October 5, 2021, the parties entered into a Joint Protocol for Production of Documents and Electronically Stored Information. 30. On October 5, 2021, Southern District Plaintiffs contacted the Southern District Court to request a status conference to obtain documents previously produced to the DOJ. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 91 of 125 PAGEID #: 2572

7 31. On October 7, 2021, a status conference was held before Magistrate Judge Kimberly A. Jolson. Judge Jolson entered an order staying discovery for fourteen days to allow the Southern District Court to rule on the SLC’s then-pending Motion to Stay. 32. On October 20, 2021, the Southern District Court issued an Opinion and Order denying the SLC’s Motion to Stay, and noting that “[d]iscovery shall commence without further delay.” 33. On October 22, 2021, the SLC filed a Notice of Appeal of the Southern District Court’s Opinion and Order denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine. 34. On October 25, 2021, Southern District Plaintiffs again requested a status conference before Magistrate Judge Jolson concerning discovery issues. 35. On October 27, 2021, another status conference was held before Magistrate Judge Kimberly A. Jolson at the Southern District Plaintiffs’ request. During that status conference, the Court noted that discovery is open and instructed Defendants to produce documents previously produced to the DOJ. 36. On October 29, 2021, the SLC filed a Motion to Stay Pending the Outcome of Appellate Proceedings. 37. On November 9, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings. 38. On November 12, 2021, the SLC filed its Reply in Support of the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings. 39. On November 12, 2021, the Southern District Court issued an Opinion and Order denying the Individual Defendants’ Motion to Certify Order for Interlocutory Appeal pursuant to 28 U.S.C. §1292(b). 40. As described in greater detail below (under “Sixth Circuit Proceedings”), the SLC’s Motion to Stay Pending the Outcome of Appellate Proceedings was mooted by the Sixth Circuit’s December 16, 2021 order granting Southern District Plaintiffs’ Motions to Dismiss the Northern District Appeal and the Southern District Appeal, and dismissing the mandamus petitions. The Northern District Action: 41. On August 7, 2020 Jennifer Miller (“Miller”) commenced a stockholder derivative action captioned as Miller, et al., v. Anderson et al., Case No. 5:20-cv-01743-JRA (N.D. Ohio) on behalf of FirstEnergy as Nominal Defendant against Defendants Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Charles E. Jones, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, and Ebony Yeboah-Amankwah asserting, among other things, claims for breaches of fiduciary duty and violation of Section 14(a) of the Securities Exchange Act. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 92 of 125 PAGEID #: 2573

8 42. On October 5, 2020, Plaintiffs ERS and Local 103 (“Intervenor Plaintiffs”) filed a Motion to Intervene and Transfer the Northern District Action to the United States District Court for the Southern District of Ohio. Defendants filed their Opposition to Plaintiffs ERS and Local 103’s Motion to Intervene and Transfer on October 9, 2020. Plaintiffs ERS and Local 103 filed a Reply in Further Support of their Motion to Intervene and Transfer the Northern District Action to the Southern District Court on October 16, 2020. The Northern District Court granted the Intervenor Plaintiffs’ Motion as to intervention but denied the Motion as to transfer to the Southern District of Ohio on May 13, 2021. 43. Plaintiffs ERS and Local 103 and additional Plaintiff MLPF filed their Intervenors’ Verified Shareholder Derivative Complaint on June 3, 2021. Defendants filed their Motions to Dismiss Intervenors’ Verified Shareholder Derivative Complaint on June 17, 2021. Intervenor Plaintiffs filed their Opposition to Defendants’ Motions to Dismiss Intervenors’ Verified Shareholder Derivative Complaint on July 19, 2021. 44. On July 20, 2021, the SLC filed its Motion to Stay in the Northern District Action. Intervenor Plaintiffs filed their opposition to the SLC’s Motion to Stay on August 10, 2021. The SLC filed its reply in further support of its Motion to Stay on August 24, 2021. On September 16, 2021, the Northern District Court issued an Order and Decision denying Defendants’ Motions to Dismiss and the SLC’s Motion to Stay. On September 30, 2021, the Northern District Court designated the Intervenor Plaintiffs’ Verified Shareholder Derivative Complaint as the Operative Complaint, but held in abeyance Intervenor Plaintiffs’ Motion for Appointment as Lead Plaintiffs and Appointment of their Counsel as Lead Counsel. 45. On October 25, 2021, Intervenor Plaintiffs served a Settlement Demand on Defendants pursuant to the Northern District Court’s September 16, 2021, Case Management Conference Scheduling Order (“the Case Management Conference Scheduling Order”). On November 1, 2021, Defendants responded to Intervenor Plaintiffs’ Settlement Demand pursuant to the Case Management Conference Scheduling Order. On December 15-17, 2021, the parties filed their Settlement Demands and Responses on the Northern District Docket, under seal. 46. On November 8, 2021, a Case Management Conference was held in Akron, Ohio. A Case Management Plan was entered on November 9, 2021. 47. On November 22, 2021, Federal Plaintiffs, Defendants, and the Nominal Defendant submitted a Joint Proposed Stipulated Discovery Order stipulating that all written discovery (including discovery served prior to the filing of the Stipulated Discovery Order), depositions, expert disclosures and reports, and documents produced would be coordinated between the Southern District Action and the Northern District Action to avoid duplication and waste of the resources of the parties, the courts, and third parties. 48. Pursuant to the Case Management Plan, Federal Plaintiffs, Defendants, and the Nominal Defendant filed a deposition schedule on December 3, 2021. Subsequently, two telephonic status conferences were held on January 10, 2022 and January 28, 2022. The Sixth Circuit Proceedings: Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 93 of 125 PAGEID #: 2574

9 49. On September 16, 2021, the SLC filed a Notice of Appeal of the Northern District Court’s Order and Decision denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine (the “Northern District Appeal”). 50. On September 23, 2021, Northern District Plaintiffs filed their Motion to Dismiss the Northern District Appeal for Lack of Jurisdiction. 51. On October 4, 2021, the SLC filed its Response to Plaintiffs-Appellants’ Motion to Dismiss the Northern District Appeal. 52. On October 12, 2021, Northern District Plaintiffs filed their Reply in Support of their Motion to Dismiss the Northern District Appeal for Lack of Jurisdiction. 53. On October 22, 2021, the SLC filed a Notice of Appeal of the Southern District Court’s Opinion and Order denying the SLC’s Motion to Stay pursuant to 28 U.S.C. § 1291 under the collateral order doctrine (the “Southern District Appeal”). 54. On November 2, 2021, Southern District Plaintiffs filed their Motion to Dismiss the Southern District Appeal for Lack of Jurisdiction. 55. On November 8, 2021, the SLC filed Writs of Mandamus against Chief Judge Algenon L. Marbley of the Southern District of Ohio and Judge John R. Adams of the Northern District of Ohio. 56. On November 12, 2021, the SLC filed its Response to Plaintiffs-Appellants’ Motion to Dismiss the Southern District Appeal. 57. On November 16, 2021, the SLC filed a motion to consolidate the Southern District Appeal and the Northern District Appeal, to expedite the appellate briefing schedule, and to stay district court proceedings pending the outcome of the appeals. 58. On November 19, 2021, Southern District Plaintiffs filed their Reply in Support of their Motion to Dismiss the Southern District Appeal for Lack of Jurisdiction. 59. On November 26, 2021, Southern District Plaintiffs filed their Opposition to the SLC’s motion to consolidate, expedite briefing schedule, and stay district court proceedings pending the outcome of the appeals. 60. On December 3, 2021, the SLC filed a Reply in Support of its Motion to Expedite, Consolidate, and Stay. 61. On December 16, 2021, the United States District Court of Appeals for the Sixth Circuit granted Federal Plaintiffs’ Motions to Dismiss for lack of jurisdiction the Southern District and Northern District Appeals, and denied the SLC’s petitions for a writ of mandamus. The State Court Action: Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 94 of 125 PAGEID #: 2575

10 62. On July 26, 2020 and July 31, 2020, Ohio State Court Plaintiffs separately initiated stockholder derivative actions on behalf of Nominal Defendant FirstEnergy in the Ohio State Court, captioned Gendrich v. Anderson, et al., No. CV-2020-07-2107 (Summit Cnty. Court of Common Pleas) (“Gendrich Action”), and Sloan v. Anderson, et al., No. CV-2020-08-2161 (Summit Cnty. Court of Common Pleas) (“Sloan Action”), respectively. 63. On September 8, 2020, the Gendrich Action and the Sloan Action were consolidated by court Order under the caption Gendrich v. Anderson, et al., No. CV-2020-07- 2107, and thereafter, on September 23, 2020, Johnson Fistel, LLP and Connick Law, LLC, were appointed Co-Lead Counsel in the State Court Action. 64. On September 22, 2020, Ohio State Court Plaintiffs sent a stockholder inspection demand for books and records under Ohio Statute § 1701.37(C) to the board of directors of the Company. By letter dated October 14, 2020, that inspection demand was declined. 65. On September 22, 2020, Ohio State Court Plaintiffs issued a public records request to the Ohio Attorney General’s Office and a request for records under the Freedom of Information Act to the U.S. Department of Justice. Thereafter, Ohio State Court Plaintiffs’ counsel continued to engage in written correspondence in furtherance of the public records request with the Ohio Attorney General’s Office. 66. On November 9, 2020, Ohio State Court Plaintiffs filed a consolidated complaint alleging derivative claims against Defendants for breach of fiduciary duties based on, inter alia, participation in the alleged criminal bribery scheme, unjust enrichment, and insider selling, as well as claims for civil conspiracy, contribution and indemnification, and civil liability for criminal acts. 67. On January 8, 2021, certain Defendants moved to dismiss the Ohio State Court Plaintiffs’ consolidated complaint. On March 9, 2021, the Ohio State Court Plaintiffs filed their opposition to the motion to dismiss. On April 8, 2021, defendants filed their reply in further support of their motion to dismiss. 68. On June 21, 2021, Ohio State Court Plaintiffs served Plaintiffs’ First Request for Production of Documents on Defendants, to which Defendants served their various responses and objections on July 19, 2021, with the exception of defendants Eileen Mikkelsen and Justin Biltz, whose responses and objections were served on August 2, 2021 and August, 9, 2021, respectively. 69. On July 20, 2021, the SLC filed a motion to stay the State Court Action. 70. On August 9, 2021, the SLC withdrew the previously filed motion to dismiss as to Nominal Defendant FirstEnergy while the SLC investigated and evaluated Ohio State Court Plaintiffs’ claims. Ohio State Court Plaintiffs filed their opposition to the SLC’s motion to stay on August 19, 2021, and the SLC filed its reply on August 26, 2021. 71. On November 12, 2021, Ohio State Court Plaintiffs served on Defendants a confidential settlement demand. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 95 of 125 PAGEID #: 2576

11 The Parties Litigate The Actions in Federal Court: 72. On May 28, 2021, Southern District Plaintiffs propounded their First Request for Production of Documents directed to the Individual Defendants and Nominal Defendant FirstEnergy. 73. On June 28, 2021, the Individual Defendants and Nominal Defendant FirstEnergy served their Responses and Objections to Plaintiffs’ First Request for Production of Documents directed to the Individual Defendants and Nominal Defendant FirstEnergy, with the exception of Defendant Yeboah-Amankwah, who served her Responses and Objections to Plaintiffs’ First Request for Production of Documents on July 1, 2021. 74. On September 29, 2021, Southern District Plaintiffs issued a subpoena to non-party PricewaterhouseCoopers (“PwC”) in the Southern District Action (the “Southern District PwC Subpoena”). PwC served its Responses and Objections to the Southern District PwC Subpoena on October 20, 2021. On November 17, 2021, Federal Plaintiffs issued a subpoena to non-party PwC in the Northern District Action (the “Northern District PwC Subpoena”). PwC served its Responses and Objections to the Northern District PwC Subpoena on December 1, 2021. 75. On December 2, 2021, Federal Plaintiffs propounded their First Request for Production of Documents to Defendant Chack. Chack served his Responses and Objections to Plaintiffs’ First Request for Production of Documents on January 3, 2022. 76. Federal Plaintiffs propounded their Second Request for Production of Documents to FirstEnergy on December 10, 2021. FirstEnergy served its Objections and Responses to Plaintiffs’ Second Request for Production of Documents on January 10, 2022. 77. Federal Plaintiffs propounded their Second Request for Production of Documents to the Individual Defendants on December 15, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ Second Request for Production of Documents on January 14, 2022. 78. Federal Plaintiffs propounded their First Set of Interrogatories Directed to FirstEnergy on December 15, 2021. FirstEnergy served its Responses and Objections to Plaintiffs’ First Set of Interrogatories Directed to FirstEnergy on January 14, 2022. 79. Federal Plaintiffs propounded their First Set of Interrogatories Directed to the Individual Defendants on December 17, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ First Set of Interrogatories Directed to the Individual Defendants on January 18, 2022. 80. Federal Plaintiffs propounded their Third Request for Production of Documents to the Individual Defendants on December 17, 2021. The Individual Defendants served their Responses and Objections to Plaintiffs’ Second Request for Production of Documents on January 18, 2022. 81. Federal Plaintiffs propounded their First Requests for Admission to FirstEnergy, Charles E. Jones, and Michael J. Dowling on December 17, 2021. FirstEnergy, Jones, and Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 96 of 125 PAGEID #: 2577

12 Dowling served their Responses and Objections to Plaintiffs’ First Requests for Admission on January 18, 2022. 82. On December 6, 2021, Federal Plaintiffs issued a subpoena to non-party Clearsulting. Clearsulting served its Responses and Objections to Plaintiffs’ subpoena on December 17, 2021. 83. On December 7, 2021, Federal Plaintiffs issued a subpoena to non-party Nathan Cummings Foundation. Nathan Cummings Foundation served its Responses and Objections to Plaintiffs’ subpoena on December 23, 2021. 84. On December 17, 2021, Federal Plaintiffs issued a subpoena to non-party Green Century Capital Management. 85. On January 13, 2022, Federal Plaintiffs issued a subpoena to non-party Verizon. 86. On December 6, 9, and 23, 2021, Federal Plaintiffs subpoenaed certain former directors of FirstEnergy. The former directors of FirstEnergy responded to Plaintiffs’ subpoenas on December 20 and 23, 2021 and January 6, 2022. 87. Federal Plaintiffs negotiated discovery protocols with eighteen different defendants, represented by eight different sets of counsel. FirstEnergy and the Individual Defendants initially objected to the production of documents dated before January 1, 2017 or after Householder’s arrest in July 2020. Ultimately, Federal Plaintiffs obtained agreement of FirstEnergy and the Individual Defendants to produce relevant information dated or created on January 1, 2016 through at least mid-June 2021. Federal Plaintiffs also obtained FirstEnergy’s agreement to search the Company’s custodial ESI for nearly 200 search terms and the Individual Defendants’ agreement to search their custodial ESI for 260 search terms pursuant to the operative search term protocols. Federal Plaintiffs also obtained Defendants’ agreement to review and produce relevant text messages between each Defendant and 30 counterparties, without the application of search terms. 88. Ultimately, Defendants and non-parties collectively produced, and Federal Plaintiffs reviewed, over 500,000 pages of documents, including all the documents produced to the DOJ in connection with its investigation. 89. In addition to serving offensive discovery, Federal Plaintiffs responded to discovery directed toward Plaintiffs. On December 10, 2021, the Director & Officer Defendants served their First Request for Production, First Set of Interrogatories, and First Request for Admission directed to Plaintiffs. On January 10, 2022, Federal Plaintiffs served their Responses and Objections to the Director & Officer Defendants First Request for Production. On January 18, 2022, Plaintiffs served their Responses and Objections to the Director & Officer Defendants’ First Set of Interrogatories and First Request for Admission directed to Plaintiffs. 90. On December 14, 2021, Defendant Pearson served his First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. On January 13, 2022, Federal Plaintiffs served their Responses and Objections to Pearson’s First Request for Production of Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 97 of 125 PAGEID #: 2578

13 Documents directed to Plaintiffs. On January 18, 2022, Federal Plaintiffs served their Responses and Objections to Pearson’s First Set of Interrogatories directed to Plaintiffs. 91. On December 17, 2021, Defendants Chack, Reffner, and Yeboah-Amankwah served their First Requests for Production of Documents and First Sets of Interrogatories directed to Plaintiffs, and Defendant Reffner served his First Requests for Admission directed to Plaintiffs. On January 18, 2022, Federal Plaintiffs served their Responses and Objections to Defendants Chack, Reffner and Yeboah-Amankwah’s First Requests for Production of Documents and First Set of Interrogatories directed to Plaintiffs. Also on January 18, 2022, Federal Plaintiffs served their Responses and Objections to Reffner’s First Requests for Admission directed to Plaintiffs. 92. On December 23, 2021, Defendant Dowling served his First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. On January 24, 2022, Federal Plaintiffs served their Responses and Objections to Dowling’s First Request for Production of Documents and First Set of Interrogatories directed to Plaintiffs. The Parties Conduct Arm’s-Length Negotiations To Resolve The Actions: 93. Beginning on December 14, 2021, the Settling Parties engaged in numerous telephonic conversations, including conversations among the Settling Parties and conversations between certain of the Settling Parties and former United States District Court Judge Layn R. Phillips (the “Mediator”). 94. On February 1, 2022, the Settling Parties participated in a full day mediation session before the Mediator. In advance of that session, the Settling Parties exchanged mediation statements, reply statements, and exhibits with the Mediator and among the Settling Parties, which addressed the issues of both liability and damages. In advance of the mediation, the Federal Plaintiffs and the SLC also discussed possible governance improvements as part of a potential settlement. The session ended without any agreement being reached. 95. Following the mediation, the Settling Parties engaged in additional negotiations under the supervision and guidance of the Mediator. 96. As a result of extensive, arm’s-length negotiations, before, during, and after the mediation session, the Settling Parties reached an agreement in principle to settle the Actions that was memorialized in a Settlement Term Sheet executed on February 9, 2022 (the “Term Sheet”). 97. The Term Sheet set forth, among other things, the Settling Parties’ agreement to resolve the Actions in exchange for (i) a cash payment of $180,000,000, which, together with any and all interest earned thereon, and after deductions for any Fee and Expense Award to Plaintiffs’ Counsel and any Taxes, will be paid to the Company; and (ii) corporate governance reforms that FirstEnergy will implement, subject to certain terms and conditions and the execution of a customary “long form” stipulation and agreement of settlement and related papers. The Settlement does not release any claims by the Company for recoupment of compensation from Defendants Jones, Dowling, or Chack, including such claims that the Company is pursuing or may pursue (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 98 of 125 PAGEID #: 2579

14 right to oppose and defend against on any and all grounds available and to assert any related claims). 98. After additional negotiations regarding the specific terms of their agreement, the Settling Parties entered into the Stipulation on March 11, 2022. The Stipulation reflects the final and binding agreement among the Settling Parties on the terms and conditions of the Settlement and supersedes and replaces the Term Sheet. The Stipulation can be viewed at the “Investor Relations” portion of FirstEnergy’s website, www.[____________].com. 99. On [_____________], 2022, the Southern District Court preliminarily approved the Settlement, authorized this Notice to be provided to Current FirstEnergy Stockholders, and scheduled the Settlement Fairness Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 100. In consideration of the full settlement and release of the Released Plaintiffs’ Claims (defined in paragraph 103 below) against the Released Defendants’ Persons (defined in paragraph 104 below) and the settlement and dismissal with prejudice of the Actions, Defendants, the SLC, and FirstEnergy have agreed to the following: (i) Monetary Consideration: In accordance with the terms of the Stipulation, Defendants will cause their insurers to pay $180,000,000.00 (United States Dollars) in cash (the “Settlement Amount”) into an escrow account controlled by Co-Lead Counsel in the Southern District Action (the “Account”). The Settlement Amount plus any and all interest earned thereon (the “Settlement Fund”), less (i) any Court-awarded attorneys’ fees and litigation expenses paid or payable to Plaintiffs’ Counsel, including any service awards paid or payable to Plaintiffs, and/or any reserve to account for any potential future awards to Plaintiffs’ Counsel or Plaintiffs; and (ii) any Taxes with respect to any interest earned on the Settlement Fund while on deposit in the Escrow Account (the “Net Settlement Fund”), shall be paid from the Escrow Account to the Company no later than ten (10) business days after the Effective Date. (ii) Corporate Governance Reforms: The Company, acting through its Board, shall implement the corporate governance reforms set forth in Exhibit A to the Stipulation (“Reforms”) not later than ten (10) business days following final approval of the Settlement by the Court, unless otherwise specified in Exhibit A to the Stipulation. Any agreement to acquire the Company reached within twelve (12) months of the approval of the Settlement shall be conditioned on the acquirer’s written agreement to maintain the Reforms set forth in the Exhibit A to the Stipulation, or functionally equivalent measures, for not less than twenty-four (24) months following the announcement of the acquisition. Unless otherwise specified, each of the provisions of Exhibit A to the Stipulation shall remain binding on the Company for no less than five (5) years following the Effective Date. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 99 of 125 PAGEID #: 2580

15 WHAT ARE THE SETTLING PARTIES’ REASONS FOR THE SETTLEMENT? 101. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Actions have merit and that their investigations support the claims asserted in the Actions. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against Defendants through trial(s) and through possible appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as would be entailed by the Actions, the difficulties and delays inherent in such litigation, the cost to the Company – on behalf of which Plaintiffs filed the Actions – and distraction to the management of FirstEnergy that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs and Plaintiffs’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and the Company and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation. 102. The SLC has concluded that it is desirable that the Actions—which assert claims on the Company’s behalf and for the Company’s benefit—be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The SLC believes that the Settlement is in the best interests of the Company. 103. Defendants deny any and all allegations of fault, liability, wrongdoing, or damages whatsoever in the Actions. Defendants, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Actions, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal duties, and are entering into the Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 104. If the Settlement is approved, the Settling Parties will request that the Court enter a Final Judgment Approving Settlement and Order of Dismissal (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 100 of 125 PAGEID #: 2581

16 Release of Claims by Plaintiffs, the Company, the SLC, and Company Stockholders: Plaintiffs, the Company, the SLC, on behalf of itself and the Company, and the Company’s stockholders will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Plaintiffs’ Claims (defined below) against each and all of the Released Defendants’ Persons (defined below), and will forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. This Release will have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendants’ Persons. “Released Plaintiffs’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims (defined below), whether arising under federal, state, local, statutory, regulatory, common, foreign or other law or rule, that Plaintiffs, the Company, or the SLC (i) asserted in the Complaints or (ii) could have asserted on behalf of the Company that in any way are based on, arise from or relate to the allegations, transactions, facts, matters, disclosures or nondisclosures set forth in the Complaints, including but not limited to the conduct, actions, inactions, deliberations, votes, statements or representations of any Released Defendants’ Person. For the avoidance of doubt, this release will not cover, include, or release (i) any direct claims of Plaintiffs or any other FirstEnergy stockholder, including without limitation any direct claims asserted under the federal securities laws, including without limitation claims asserted in In re FirstEnergy Corp. Sec. Litig., Case No. 20-cv-03785-ALM-KAJ (S.D. Ohio) (and all consolidated cases), or direct claims of Plaintiffs or any other FirstEnergy stockholder asserted in any of the related actions or proceedings identified in Exhibit B to the Stipulation; (ii) any claims relating to the enforcement of the Settlement; or (iii) any claims of the Company to recoup compensation from Charles Jones, Michael Dowling, and Dennis Chack (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their right to oppose and defend against on any and all grounds available and to assert any related claims including, but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto). “Released Defendants’ Persons” means Defendants, any other individual named as a defendant in any complaint filed in any of the Actions, the Company, the SLC, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), and consultants, experts, and attorneys (provided, however, that consultants, experts and attorneys are only “Released Defendants’ Persons” insofar as they were engaged by Defendants and are not released under this Stipulation if and to the extent that they were engaged by the Company). “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff, the Company, the SLC, or any other FirstEnergy stockholder does not know or suspect to exist in its favor at the time Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 101 of 125 PAGEID #: 2582

17 of the release of such claims, and any Released Defendants’ Claims which any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and the SLC shall expressly waive, and each of the other FirstEnergy stockholders shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge, and each of the other FirstEnergy stockholders shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. Release of Claims by Defendants, the Company, and the SLC: Defendants, the Company, and the SLC, on behalf of itself and the Company, will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Defendants’ Claims (defined below) against each and all of the Released Plaintiffs’ Persons (defined below), and will forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Defendants’ Claims against any of the Released Plaintiffs’ Persons. This Release will have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Plaintiffs’ Persons. “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement. For avoidance of doubt, Released Defendants’ Claims does not include any claims that Charles Jones, Michael Dowling, and Dennis Chack have or may assert against FirstEnergy, including but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto. “Released Plaintiffs’ Persons” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 102 of 125 PAGEID #: 2583

18 partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys. 105. By Order of the Court, all proceedings in the Southern District Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be approved, the Court has barred and enjoined Plaintiffs, FirstEnergy, FirstEnergy stockholders, and anyone acting or purporting to act on behalf of FirstEnergy, from commencing or prosecuting any action asserting any of the claims alleged in the Southern District Action against any of the Defendants in any other court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 106. Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge that Plaintiffs’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses in connection with the Actions and the Settlement. Based upon the substantial benefits conferred upon the Company by the Settlement and the risks of undertaking the prosecution of the Actions on a contingent basis, Co-Lead Counsel in the Southern District Action intend to apply, on behalf of all Plaintiffs’ Counsel, for an award of attorneys’ fees and litigation expenses (“Fee and Expense Award”) in the Southern District of Ohio, in an amount not to exceed 27% of the Settlement Fund. The SLC and Co-Lead Counsel are currently negotiating the Fee and Expense Award, and refer stockholders to the website, www.FirstEnergyDerivativeSettlement.com, for additional information, including the application for a Fee and Expense Award, which will be filed by ________________ [28 days before the Final Fairness Hearing]. To the extent the parties cannot reach agreement on an appropriate fee award, the SLC reserves its right to object to Plaintiffs’ application. 107. The Southern District Court will determine the amount of any Fee and Expense Award (including any Service Awards for Plaintiffs). Any Court-approved Fee and Expense Award will be paid from the Settlement Fund. FirstEnergy stockholders are not personally liable for any such fees or expenses. WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 108. You do not need to attend the Settlement Fairness Hearing. The Southern District Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Fairness Hearing. 109. Please Note: The date and time of the Settlement Fairness Hearing may change without further written notice to FirstEnergy stockholders. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Southern District Court may decide to conduct the Settlement Fairness Hearing by video or telephonic conference, or Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 103 of 125 PAGEID #: 2584

19 otherwise allow Current FirstEnergy Stockholders to appear at the hearing by phone or video, without further written notice to Current FirstEnergy Stockholders. In order to determine whether the date and time of the Settlement Fairness Hearing have changed, or whether Current FirstEnergy Stockholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of FirstEnergy’s website, www.[____________].com, before making any plans to attend the Settlement Fairness Hearing. Any updates regarding the Settlement Fairness Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investor Relations” section of FirstEnergy’s website, www.[____________].com. Also, if the Court requires or allows Current FirstEnergy Stockholders to participate in the Settlement Fairness Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investor Relations” section of FirstEnergy’s website, www.[____________].com. 110. The Settlement Fairness Hearing will be held on [______________], 2022 at [__:__] [_].m., before The Honorable Algenon L. Marbley, either in person at the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215, or by telephone or video conference (in the discretion of the Court), to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit F to the Stipulation, should be entered dismissing the Southern District Action with prejudice, and settling and releasing, and barring and enjoining the commencement or prosecution of any action asserting any Released Plaintiffs’ Claims as against the Released Defendants’ Persons, as set forth in the Stipulation; (iii) determine whether the application for a Fee and Expense Award to Plaintiffs’ Counsel and Service Awards to Plaintiffs should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 111. Any Current FirstEnergy Stockholder who continues to own shares of FirstEnergy common stock through the date of the Settlement Fairness Hearing may object to the Settlement or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs. Objections must be in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the Southern District of Ohio at the address set forth below no later than [_____________], 2022. Copies of the objection must also be delivered (by hand, first- class mail, or express service) to Co-Lead Counsel for the Southern District Plaintiffs, Representative Counsel for Defendants, and counsel for the SLC and FirstEnergy at the addresses set forth below such the objection is received on or before [_____________], 2022. Clerk’s Office United States District Court Southern District of Ohio 85 Marconi Boulevard, Columbus, Ohio 43215 Co-Lead Counsel for the Southern District Plaintiffs Bernstein Litowitz Berger & Grossmann LLP Jeroen van Kwawegen, Esq. 1251 Avenue of the Americas New York, NY 10020 Representative Counsel for Defendants Jones Day Geoffrey J. Ritts, Esq. North Point 901 Lakeside Avenue Cleveland, OH 44114 Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 104 of 125 PAGEID #: 2585

20 Saxena White P.A. Thomas Curry 1000 N. West Street, Suite 1200 Wilmington, DE 19801 Counsel for the SLC and FirstEnergy Debevoise & Plimpton, LLP Maeve O’Connor, Esq. 919 Third Avenue New York, NY 10022 112. Any objections must: (i) identify the case name and case number for the Southern District Action, Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case Number 2:20-cv-04813-ALM-KAJ; (ii) state the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of the objector’s counsel, and must be signed by the objector; (iii) contain a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Fairness Hearing; (iv) contain a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (iv) if the objector has indicated that he, she, or it intends to appear at the Settlement Fairness Hearing, state the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Fairness Hearing; and (v) include documentation sufficient to prove that the objector owned shares of FirstEnergy common stock as of the close of business on March 11, 2022, together with a statement that the objector continues to hold shares of FirstEnergy common stock on the date of filing of the objection and will continue to hold shares of FirstEnergy common stock as of the date of the Settlement Fairness Hearing. Documentation establishing ownership of FirstEnergy common stock must consist of copies of a brokerage account statement or an authorized statement from the objector’s broker containing the information found in an account statement. 113. You may not object to the Settlement or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs if you are not a Current FirstEnergy Stockholder. 114. You may file a written objection without having to appear at the Settlement Fairness Hearing. You may not, however, appear at the Settlement Fairness Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Southern District Court orders otherwise. 115. If you wish to be heard orally at the Settlement Fairness Hearing in opposition to the approval of the Settlement or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office and serve it on Co-Lead Counsel for the Southern District Plaintiffs, Representative Defendants’ Counsel, and counsel for the SLC and FirstEnergy at the addresses set forth in paragraph 111 above so that it is received on or before [_____________], 2022. Persons who intend to object and desire to present evidence at the Settlement Fairness Hearing must include in their written Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 105 of 125 PAGEID #: 2586

21 objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Fairness Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Southern District Court. 116. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Fairness Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Southern District Court and serve it on Co-Lead Counsel for the Southern District Plaintiffs, Representative Defendants’ Counsel, and counsel for the SLC and FirstEnergy at the addresses set forth in paragraph 111 above so that the notice is received on or before [_____________], 2022. 117. The Settlement Fairness Hearing may be adjourned by the Southern District Court without further written notice to FirstEnergy stockholders. If you intend to attend the Settlement Fairness Hearing, you should confirm the date and time of the hearing as stated in paragraph 109 above. 118. Unless the Southern District Court orders otherwise, any person or entity who does not object in the manner described above will be deemed to have waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to Plaintiffs. Current FirstEnergy Stockholders do not need to appear at the Settlement Fairness Hearing or take any other action to indicate their approval. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 119. This Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Stipulation available at “Investor Relations” portion of FirstEnergy’s website, www.[____________].com. More detailed information about the matters involved in the Actions can be obtained by accessing the Southern District Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ohsd.uscourts.gov, or by visiting, during regular office hours, the Office of the Clerk, United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215. If you have questions regarding the Settlement, you may write, call, or email Co-Lead Counsel for the Southern District Plaintiffs: Jeroen van Kwawegen Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 1-800-380-8496 settlements@blbglaw.com Thomas Curry Saxena White P.A. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 106 of 125 PAGEID #: 2587

22 1000 N. West Street, Suite 1200 Wilmington, DE 19801 1-302-485-0480 tcurry@saxenawhite.com PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, THE SLC, THE COMPANY, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: [__________], 2022 By Order of the Court United States District Court for the Southern District of Ohio Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 107 of 125 PAGEID #: 2588

EXHIBIT E Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 108 of 125 PAGEID #: 2589

-1- EXHIBIT E UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson JURY TRIAL DEMANDED SUMMARY NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS; (II) SETTLEMENT FAIRNESS HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES TO: ALL PERSONS AND ENTITIES WHO OWN SHARES OF FIRSTENERGY CORP. (“FIRSTENERGY” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF BUSINESS ON MARCH 11, 2022 (“CURRENT FIRSTENERGY STOCKHOLDERS”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION AND THE PROPOSED SETTLEMENT OF THE ACTIONS. YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Federal Rules of Civil Procedures and an Order of the United States District Court for the Southern District of Ohio (the “Southern District Court” or the “Court”), of: (i) the pendency of the stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ, pending in the Southern District Court (the “Southern District Action”); (ii) the pendency of the stockholder derivative action captioned Miller, et al. v. Anderson, et al., Case No. 5:20-cv-1743-JRA, pending in the United States District Court for the Northern District of Ohio (the “Northern District Action”); and (iii) the pendency of the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 109 of 125 PAGEID #: 2590

-2- Litigation, Case No. CV-2020-07-2107, pending in the Summit County Court of Common Pleas (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”). YOU ARE ALSO NOTIFIED that the Settling Parties have reached a proposed settlement of the Actions (the “Settlement”), subject to the approval of the Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Stipulation and Agreement of Settlement entered into by the Settling Parties on March 11, 2022 (the “Stipulation”). If the Southern District Court approves the proposed Settlement, FirstEnergy stockholders will be forever barred from contesting the fairness, adequacy, and reasonableness of the proposed Settlement and from pursuing the Released Plaintiffs’ Claims against the Released Defendants’ Persons. A more detailed description of the Actions and the Settlement is set forth in the Stipulation as well as the full Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses (the “Notice”). Copies of the Stipulation and the Notice will be posted to the “Investor Relations” portion of FirstEnergy’s website, www.[____________].com. All capitalized terms used in this Summary Notice that are not otherwise defined herein have the meanings provided in the Stipulation and/or the Notice. In consideration of the Settlement and the releases provided thereunder, and subject to the terms and conditions of the Stipulation, Defendants have agreed: (1) to a monetary payment of $180 million in cash to be paid by the Company’s insurance carriers, which, together with any interest earned on the cash payment and less any deductions for attorneys’ fees and expenses for Plaintiffs’ Counsel, service awards for Plaintiffs, and any applicable taxes and tax expenses, will be paid to FirstEnergy; and (2) to implement and maintain certain corporate governance reforms (the “Reforms”) as set forth in Exhibit A to the Stipulation, including, among other things: (a) that six FirstEnergy Directors who have been on the Board of Directors for a minimum of five years will not stand for re-election; (b) the review of FirstEnergy’s current c-suite executives by a special committee consisting of at least three independent directors who were appointed on or after 2019, who will make recommendations to the full Board of Directors regarding the c-suite executives’ continued service to FirstEnergy; (c) the acceptance of responsibility by the Board of Directors to oversee FirstEnergy’s lobbying and political activities by: (i) supplementing and amending the Board and committee charters to reflect oversight and responsibility over lobbying and political activities, (ii) requiring management to prepare a political and lobbying action plan, and (iii) approving the political and lobbying action plan; (d) the delegation to a committee of the Board of Directors consisting of independent directors to oversee the execution of the Board-approved political and lobbying action plan and who will report to the full-Board on a quarterly basis; (e) the commitment to new and enhanced disclosures to shareholders regarding political and lobbying activities, including reports from a third-party audit of the implementation of the political and lobbying action plan; (f) the reformation of the composition of the Compensation Committee to only include directors who joined the Board of Directors in 2019 or after; and (g) the creation of a compensation clawback system for senior executives which will provide the Compensation Committee the ability to review and determine whether a clawback of stock-based compensation and/or bonuses is appropriate for alleged ethical and legal misconduct. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 110 of 125 PAGEID #: 2591

-3- A hearing will be held on [_______________], 2022 at [__:__] [_].m., before The Honorable Algenon L. Marbley, either in person at the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215, or by telephone or video conference (in the discretion of the Court), to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit F to the Stipulation, should be entered dismissing the Southern District Action with prejudice, and settling and releasing, and barring and enjoining the commencement or prosecution of any action asserting any Released Plaintiffs’ Claims as against the Released Defendants’ Persons, as set forth in the Stipulation; (iii) determine whether the application for a Fee and Expense Award to Plaintiffs’ Counsel and Service Awards to Plaintiffs should be approved; and (iv) rule on such other matters as the Court may deem appropriate. Any updates regarding the Settlement Fairness Hearing, including any changes to the date or time of the hearing or updates regarding in-person or remote appearances at the hearing, will be posted to the “Investor Relations” portion of FirstEnergy’s website, www.[____________].com. If you owned FirstEnergy common stock as of the close of business on March 11, 2022 and continue to own shares of FirstEnergy common stock through the date of the Settlement Fairness Hearing, you may, if you wish, appear at the Settlement Hearing to show cause why the proposed Settlement and the application for a Fee and Expense Award and Service Awards should not be approved and entered. Any such objections must be filed with the Clerk’s Office at the United States District Court for the Southern District of Ohio at the address set forth in the Notice on or before [________], 2022, with copies delivered to Co-Lead Counsel for the Southern District Plaintiffs, Representative Counsel for Defendants, and counsel for the SLC and FirstEnergy at the addresses set forth in the Notice such that the objection is received on or before [________], 2022. Please see paragraphs 110-117 of the Notice for the specific instructions for submitting a timely and valid objection to the proposed Settlement. PLEASE NOTE: Because the Settlement involves the resolution of stockholder derivative actions, which were brought on behalf of and for the benefit of the Company, the benefits from the Settlement will go to FirstEnergy. Individual FirstEnergy Stockholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS SUMMARY NOTICE. If you have questions regarding this Summary Notice, the Actions, or the Settlement, you may write, call, or email the following counsel for Plaintiffs: Jeroen van Kwawegen Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 1-800-380-8496 settlements@blbglaw.com Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 111 of 125 PAGEID #: 2592

-4- Thomas Curry Saxena White P.A. 1000 N. West Street, Suite 1200 Wilmington, DE 19801 (302) 485-0480 tcurry@saxenawhite.com Dated: [__________], 2022 By Order of the Court United States District Court for the Southern District of Ohio Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 112 of 125 PAGEID #: 2593

EXHIBIT F Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 113 of 125 PAGEID #: 2594

-1- EXHIBIT F UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO EASTERN DIVISION EMPLOYEES RETIREMENT SYSTEM OF THE CITY OF ST. LOUIS, et al., Plaintiffs, v. CHARLES E. JONES, et al., Defendants, and FIRSTENERGY CORP., Nominal Defendant. Case No. 2:20-cv-04813 Chief Judge Algenon L. Marbley Magistrate Judge Kimberly A. Jolson JURY TRIAL DEMANDED [PROPOSED] FINAL JUDGMENT APPROVING SETTLEMENT AND ORDER OF DISMISSAL WHEREAS, a stockholder derivative action captioned Employees Retirement System of the City of St. Louis, et al. v. Jones, et al., Case No. 2:20-cv-04813-ALM-KAJ (the “Southern District Action”) is pending in the United States District Court for the Southern District of Ohio (the “Southern District Court” or the “Court”); WHEREAS, (i) Co-Lead Plaintiffs in the Southern District Action: Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W., and Additional Plaintiff Massachusetts Laborers Pension Fund (collectively, the “Southern District Plaintiffs”); (ii) Plaintiffs in the stockholder derivative action captioned Miller, et al. v. Anderson, et al., Case No. 5:20-cv-1743-JRA (the “Northern District Action”), pending in the United States Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 114 of 125 PAGEID #: 2595

-2- District Court for the Northern District of Ohio (the “Northern District Court”): Plaintiff- Intervenors Employees Retirement System of the City of St. Louis and Electrical Workers Pension Fund, Local 103, I.B.E.W. and Massachusetts Laborers Pension Fund, and individual Plaintiff Jennifer L. Miller (collectively, the “Northern District Plaintiffs”); (iii) Plaintiffs in the stockholder derivative action captioned In re FirstEnergy Corp., Stockholder Derivative Litigation, Case No. CV-2020-07-2107 (the “Ohio State Court Action,” and together with the Southern District Action and the Northern District Action, the “Actions”), pending in the Summit County Court of Common Pleas (the “Ohio State Court”): John Gendrich and Robert Sloan (the “Ohio State Court Plaintiffs,” and together with the Southern District Plaintiffs and the Northern District Plaintiffs, “Plaintiffs”); (iv) Defendants in the Actions: Charles E. Jones, Michael J. Anderson, Steven J. Demetriou, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, James F. O’Neil, III, Christopher D. Pappas, Sandra Pianalto, Luis A. Reyes, Leslie M. Turner, Samuel L. Belcher, Bennett L. Gaines, K. Jon Taylor, Christine L. Walker, Gary Benz, Jason L. Lisowski, Irene M. Prezelj, Paul T. Addison, Jerry Sue Thornton, William T. Cottle, George M. Smart, Dennis M. Chack, Michael J. Dowling, James F. Pearson, Robert Reffner, Steven E. Strah, Ebony Yeboah-Amankwah, Eileen Mikkelsen, and Justin Biltz (collectively, “Defendants”); (v) Nominal Defendant FirstEnergy Corp. (“FirstEnergy” or the “Company”); and (vi) the Special Litigation Committee of the Board of Directors of FirstEnergy (the “SLC,” and together with Plaintiffs, Defendants, and FirstEnergy, the “Settling Parties”), have entered into the Stipulation and Agreement of Settlement dated March 11, 2022 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the Actions, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 115 of 125 PAGEID #: 2596

-3- WHEREAS, by Order dated _________ __, 2022 (the “Preliminary Approval Order”), this Court: (i) preliminarily approved the proposed Settlement, as embodied in the Stipulation, subject to further consideration at the Settlement Fairness Hearing to be conducted before the Court; (ii) ordered that notice of the proposed Settlement in the manner and form approved by the Court be provided to persons and entities who own shares of FirstEnergy common stock as of the close of business on the date of the Stipulation (“Current FirstEnergy Stockholders”); (iii) provided Current FirstEnergy Stockholders with the opportunity to object to the proposed Settlement and the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel; and (iv) scheduled a hearing regarding final approval of the Settlement; WHEREAS, due and adequate notice in the form and manner ordered by the Court has been given to Current FirstEnergy Stockholders; WHEREAS, the Court conducted a hearing on _________ __, 2022 (the “Settlement Fairness Hearing”), to consider, among other things: (i) whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) whether a judgment should be entered dismissing the Southern District Action with prejudice, and settling and releasing, and barring and enjoining the commencement or prosecution of any action asserting, any and all Released Plaintiffs’ Claims against the Released Defendants’ Persons, as set forth in the Stipulation; and (iii) whether the application by for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards for Plaintiffs should be approved; and WHEREAS, the Court having reviewed and considered the Stipulation, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 116 of 125 PAGEID #: 2597

-4- regarding the Settlement, and the record in the Southern District Action, and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED this ___ day of __________, 2022, that 1. This Final Judgment Approving Settlement and Order of Dismissal (the “Judgment”) incorporates by reference the definitions in the Stipulation, and all capitalized terms used in this Judgment shall have the same meaning as set forth in the Stipulation. 2. The Court has jurisdiction over the subject matter of the Southern District Action, including all matters necessary to effectuate the Settlement and this Judgment, and over all parties to the Southern District Action. 3. This Judgment incorporates and makes a part hereof: (a) the Stipulation filed with the Court on _____________, 2022; and (b) the Notice and Summary Notice, which were filed with the Court on _____________, 2022. 4. Notice has been given Current FirstEnergy Stockholders pursuant to and in the manner directed by the Preliminary Approval Order; proof of compliance with the notice procedure required under the Preliminary Approval Order was filed with the Court; and a full and fair opportunity to be heard has been afforded to all Current FirstEnergy Stockholders. The form and manner of the notice provided is hereby confirmed to have been given in full compliance with each of the requirements of Federal Rule of Civil Procedure Rule 23.1, due process, and all other applicable law and rules, and it is further determined that all FirstEnergy stockholders are bound by the Judgment herein. 5. The Court reconfirms that the Southern District Action is properly maintained as a stockholder derivative action on behalf of FirstEnergy, and that the Southern District Plaintiffs Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 117 of 125 PAGEID #: 2598

-5- and their counsel fairly and adequately represented the interests of FirstEnergy and its stockholders. Co-Lead Counsel for the Southern District Plaintiffs are authorized to act on behalf of FirstEnergy stockholders with respect to all acts required by the Stipulation or such other acts which are reasonably necessary to consummate the Settlement set forth in the Stipulation. 6. The Settlement is found to be fair, reasonable, and adequate to the Company and its stockholders, and is hereby finally approved in all respects pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. The parties to the Southern District Action are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Clerk is directed to enter and docket this Judgment in the Southern District Action. The Court finds that this Judgment is a final judgment and should be entered in accordance with Rule 58 of the Federal Rules of Civil Procedure. 7. All claims asserted in the Southern District Action are hereby dismissed with prejudice. The Court further orders, adjudges, and decrees that all other relief be and is hereby denied, and that this Judgment disposes of all the claims asserted in the Southern District Action and ends the Southern District Action. 8. The Settling Parties shall bear their own costs and expenses, except as otherwise expressly provided in the Stipulation. 9. Without further action by anyone, and subject to Paragraph 16 below, upon the Effective Date of the Settlement, Plaintiffs, the Company, and the SLC, on behalf of itself and the Company, and the Company’s stockholders shall be deemed to have, and by operation of law and of this Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Plaintiffs’ Claims (defined below) against each and all of the Released Defendants’ Persons (defined below), and shall forever be barred and enjoined from Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 118 of 125 PAGEID #: 2599

-6- commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. This Release shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendants’ Persons. 10. Without further action by anyone, and subject to Paragraph 16 below, upon the Effective Date of the Settlement, Defendants, the Company, and the SLC, on behalf of itself and the Company, shall be deemed to have, and by operation of law and of this Judgment, shall have, fully, finally, and forever discharged, relinquished, settled, and released any and all of the Released Defendants’ Claims (defined below) against each and all of the Released Plaintiffs’ Persons (defined below), and shall forever be barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any of the Released Defendants’ Claims against any of the Released Plaintiffs’ Persons. This Release shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Plaintiffs’ Persons. 11. “Released Plaintiffs’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, local, statutory, regulatory, common, foreign or other law or rule, that Plaintiffs, the Company, or the SLC (i) asserted in the Complaints or (ii) could have asserted on behalf of the Company that in any way are based on, arise from or relate to the allegations, transactions, facts, matters, disclosures or nondisclosures set forth in the Complaints, including but not limited to the conduct, actions, inactions, deliberations, votes, statements or representations of any Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 119 of 125 PAGEID #: 2600

-7- Released Defendants’ Person. For the avoidance of doubt, this release will not cover, include, or release (i) any direct claims of Plaintiffs or any other FirstEnergy stockholder, including without limitation any direct claims asserted under the federal securities laws, including without limitation claims asserted in In re FirstEnergy Corp. Sec. Litig., Case No. 20-cv-03785-ALM- KAJ (S.D. Ohio) (and all consolidated cases), or direct claims of Plaintiffs or any other FirstEnergy stockholder asserted in any of the related actions or proceedings identified in Exhibit B to the Stipulation; (ii) any claims relating to the enforcement of the Settlement; or (iii) any claims of the Company to recoup compensation from Charles Jones, Michael Dowling, and Dennis Chack (which for avoidance of doubt Jones, Dowling, and Chack deny have any basis and reserve their right to oppose and defend against on any and all grounds available and to assert any related claims including, but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto). 12. “Released Defendants’ Persons” means Defendants, any other individual named as a defendant in any complaint filed in any of the Actions, the Company, the SLC, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), and consultants, experts, and attorneys (provided, however, that consultants, experts and attorneys Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 120 of 125 PAGEID #: 2601

-8- are only “Released Defendants’ Persons” insofar as they were engaged by Defendants and are not released under the Stipulation if and to the extent that they were engaged by the Company). 13. “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement. For avoidance of doubt, Released Defendants’ Claims does not include any claims that Charles Jones, Michael Dowling, and Dennis Chack have or may assert against FirstEnergy, including but not limited to, claims for compensation, pensions, deferred compensation, incentive compensation, equity, and any and all benefits under any plan, program, arrangement, or other vehicle, in which any of them participated, accrued benefits, or any other claim for benefits or compensation that is otherwise related to their employment with the Company, and further including any claims for wrongful termination and/or any and all claims relating thereto. 14. “Released Plaintiffs’ Persons” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys). 15. “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff, the Company, the SLC, or any other FirstEnergy stockholder does not know or suspect to exist in its favor at the time of the release of such claims, and any Released Defendants’ Claims which Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 121 of 125 PAGEID #: 2602

-9- any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and the SLC shall expressly waive, and each of the other FirstEnergy stockholders shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, the Company, and the SLC, on behalf of itself and the Company, acknowledge, and each of the other FirstEnergy stockholders shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. 16. Notwithstanding Paragraphs 9-15 above, nothing in this Judgment shall bar any action by any of the Settling Parties to enforce or effectuate the terms of the Stipulation or this Judgment. 17. Neither this Judgment, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto, the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, the Stipulation, and/or approval of the Settlement (including any arguments Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 122 of 125 PAGEID #: 2603

-10- proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaints would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; or (c) shall be construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 123 of 125 PAGEID #: 2604

-11- after trial; provided, however, that the Settling Parties, the Released Defendants’ Persons, the Released Plaintiffs’ Persons, and their respective counsel may refer to the Stipulation and this Judgment to effectuate the protections from liability granted thereunder or hereunder or otherwise to enforce the terms of the Settlement. 18. The application for an award of attorneys’ fees and reimbursement of expenses by Co-Lead Counsel for the Southern District Plaintiffs, on behalf of all Plaintiffs’ Counsel, is granted. Plaintiffs’ Counsel are hereby awarded attorneys’ fees and expenses in the amount of ___% of the Settlement Fund (the “Fee and Expense Award”), which amount the Court finds to be fair and reasonable, and which shall be paid to Plaintiffs’ Counsel from the Settlement Fund in accordance with the terms of the Stipulation. 19. The application for an award of service awards to Plaintiffs is also granted. Each Plaintiff is hereby awarded a service award in the amount of $_________________ (“Service Award”). Each Service Award shall be paid to Plaintiffs from the Fee and Expense Award awarded under Paragraph 18 above. 20. The effectiveness of this Judgment and the obligations of the Settling Parties under the Settlement shall not be conditioned upon or subject to the resolution of any appeal or other matter that relates solely to the Fee and Expense Award or any Service Award. 21. The Court finds that the Southern District Action was filed, prosecuted, defended, and settled in good faith, and that during the course of the Southern District Action, the parties to the Southern District Action and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all similar rules and laws. 22. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the parties to the Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 124 of 125 PAGEID #: 2605

-12- Southern District Action and all FirstEnergy stockholders for the purpose of construing, enforcing, and administering the Stipulation and the Settlement, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation. 23. Upon the Effective Date, Plaintiffs, FirstEnergy, the SLC, FirstEnergy stockholders, and anyone acting or purporting to act on behalf of FirstEnergy are hereby forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding in any court, tribunal, or forum asserting any and all Released Plaintiffs’ Claims against any of the Released Defendants’ Persons. 24. In the event that the Settlement is terminated in accordance with the terms of the Stipulation or the Effective Date of the Settlement otherwise fails to occur, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated, and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided for in accordance with the Stipulation. IT IS SO ORDERED. DATED ______________, ___, 2022 ____________________________________ ALGENON L. MARBLEY UNITED STATES DISTRICT JUDGE Case: 2:20-cv-04813-ALM-KAJ Doc #: 170-3 Filed: 03/11/22 Page: 125 of 125 PAGEID #: 2606